Exhibit 10.1

Inland Real Estate Acquisitions, Inc.

2901 Butterfield Road

Oak Brook, IL  60523

Phone:  (630) 218-4948  Fax: (630) 218-4935

www.inlandgroup.com

April 27, 2010

Seller or Beneficiary of the Titleholding Trust (Seller)

or Holder of the Power of Direction

c/o Mountain High Properties (Broker)

Attn: Rob Galanis

360 East 4500 South, Suite 7

Salt Lake City, UT  84107

Re:

Draper Peaks

Draper, Utah

Dear Mr. Galanis:

This letter represents this corporation's offer to purchase the Draper Peaks Shopping Center with 229,823 net rentable square feet, situated on approximately 21.58 acres of land, located at NEC 12300 South and I-5, Draper, Utah (see Exhibit A attached).

The above property shall include all the land and buildings and common facilities, as well as all personalty within the buildings and common areas, supplies, landscaping equipment, and any other items presently used on the site and belonging to owner, and all intangible rights relating to the property (excluding Pad X and the RDA’s from the City of Draper).

This corporation or its nominee will consummate this transaction on the following basis:

1.

The total purchase price shall be $46,028,000.00 all cash, plus or minus prorations, with no mortgage contingencies, to be paid at closing 10 business days following the funding of the new first mortgage – but no sooner than July 30, 2010 (see Paragraphs 10 and 15).

This offer is subject to Seller providing to Purchaser from AEGON FINANCIAL a new non-recourse first mortgage of approximately $25,315,000.00.  Said new non-recourse mortgage shall be at an interest rate of 5.744%, payable in monthly interest only payments of $121,174.47 throughout the loan term and maturing on October 1, 2015.  Purchaser to be responsible for all loan fees, if any, associated with said loan.

2.

Seller represents and warrants (to the best of the Seller’s knowledge), that the above referenced property is leased to the tenants described on Exhibit B on triple net leases covering the building and all of the land, parking areas, reciprocal easements and REA/OEA agreements (if any), for the entire terms and option periods.  Any concessions given to any tenants that extend beyond the closing day shall be settled at closing by Seller giving a full cash credit to Purchaser for any and all of those concessions.

3.

Seller warrants and represents (to the best of the Seller’s knowledge), that the property is free of violations, and the interior and exterior structures are in a good state of repair, free of leaks, structural problems, and mold, and the property is in full compliance with Federal, State, City and County ordinances, including ADA compliance, environmental laws and concerns, and no one has a lease that exceeds the lease term stated in said leases, nor does anyone have an option or right of first refusal to purchase or extend, nor is there any contemplated condemnation of any part of the property, nor are there any current or contemplated assessments.

4.

Seller warrants and represents (to the best of the Seller’s knowledge), that during the term of the leases the tenants and guarantors are responsible for and pay all operating expenses relating to the property on a prorata basis, including but not limited to, real estate taxes, REA/OEA agreements, utilities, insurance, all common area maintenance, parking lot and the building, etc.

Prior to closing, Seller shall not enter into or extend any agreements without Purchaser's approval and any contract presently in existence not accepted by Purchaser shall be terminated by Seller.  Any work presently in progress on the property shall be completed by Seller prior to closing.

5.

Ten (10) days prior to closing Seller shall furnish Purchaser with estoppel letters acceptable to Purchaser from all tenants, guarantors, and parties to reciprocal and/or operating easement agreements, if applicable.

6.

Seller is responsible for payment of any leasing brokerage fees or commissions which are due any leasing brokers for the existing leases stated above or for the renewal of same.

7.

This offer is subject to Seller supplying to Purchaser prior to closing a certificate of insurance from the tenants and guarantors in the form and coverage acceptable to Purchaser for the closing.

8.

Seller shall deliver to Purchaser within five (5) days of execution of this Agreement, copies of all previous, existing environmental reports for the Property.  This offer is subject to Purchaser obtaining, prior to Closing, a Phase I environmental report which must meet the ASTM E-1527-05 standard, fulfill the Government AAI ruling requirements, and be acceptable to Purchaser, and paid for by Seller at a cost not to exceed $3,000.00.

9.

The above sale of the real estate shall be consummated by conveyance of a  Special warranty deed from Seller to Purchaser's designee, with the Seller paying any city, state, or county transfer taxes for the closing, and Seller agrees to cooperate with Purchaser's lender, if any, and the money lender's escrow.

10.

The closing shall occur through Chicago Title & Trust Company, in Chicago, Illinois with Nancy Castro as Escrowee, 10 business days following the funding of the new first mortgage, but no sooner than June 15, 2010, at which time title to the above property shall be marketable; i.e., free and clear of all liens, encroachments and encumbrances, and an ALTA form B owner's title policy with complete extended coverage and required endorsements, waiving off all construction, including 3.1 zoning including parking and loading docks, and insuring all improvements as legally conforming uses and not as non-conforming or conditional uses, paid by Seller, shall be issued, with all warranties and representations being true now and at closing and surviving the closing, and each party shall be paid in cash their respective credits, including, but not limited to, security deposits, rent and expenses, with a proration of real estate taxes based (at Purchaser's option) on the greater of 110% of the most recent bill or latest assessment, or the estimated assessments for 2010 and 2011 using the Assessor's formula for these sales transactions, with a later reproration of taxes when the actual bills are received.  At closing, no credit will be given to Sellers for any past due, unpaid or delinquent rents.

11.

Seller shall deliver to Purchaser within five (5) days of execution of this Agreement, copies of any previous appraisals for the Property.  This offer is subject to Purchaser obtaining, prior to Closing, an updated appraisal, which must be acceptable to Purchaser; all at Purchaser’s cost, not to exceed $4,000.00.

12.

Neither Seller (Landlord) or any tenant and guarantor shall be in default on any lease or agreement at closing, nor is there any threatened or pending litigation.

13.

Seller warrants and represents that he has paid all unemployment taxes to date.

14.

Prior to closing, Seller shall furnish to Purchaser copies of all guarantees and warranties which Seller received from any and all contractors and sub-contractors pertaining to the property.  This offer is subject to Purchaser’s satisfaction that all guarantees and warranties survive the closing and are assigned and transferred to Purchaser at Closing.

15.

This offer is subject to the property being 100% occupied at the time of closing, with all tenants occupying their space, open for business, and paying full rent, including  CAM, tax and insurance current, as shown on Exhibit B attached.  In the event the property is less than 100%, then the Purchaser and Seller agree that there shall be an Initial Closing.  The Initial Closing will be based on the Purchase Price/Earnout Formula which shall be equal to the actual Annual Base Minimum Rent, plus CAM Administrative Fees, less the amount, if any, by which the pass-through amount paid by any tenant is less than 100% of such tenant’s proportionate share; i.e.; Slippage, divided by a Base Rent Divider of 9.0595% or a minimum initial funding of $40,503,000 (less the hold-backs on the Earnout space referenced below).

The Seller shall have 36 months following the Initial Closing to receive the balance of the potential Earnout at the Earnout Closing(s) provided they are successful in the leasing of the vacant space and each tenant shall have accepted their space “as is” and takes total possession, has opened for business and commences full rental payments, including CAM, taxes and insurance on a prorata basis.  It shall be Seller’s responsibility and sole cost and expense for leasing out and paying all costs related to placing the tenants (No tenant can be Seller or an affiliate of the Seller) into their leasable space.  Each Earnout Closing shall occur upon 10 business days prior written notice to Purchaser; it being expressly understood that the Sellers waive their right to the additional Earnout if the final Seller’s notice has not been sent within 36 months after the Initial Closing date.

Seller shall be responsible on a monthly basis for all CAM, tax and insurance on a prorata basis for the space that is part of the Earnout formula until such time as the Seller perfects the income for such space, but in no event, following 36 months following the initial closing.

At the Initial Closing, Seller shall place in Purchaser’s escrow, cash in the amount equal to $15.00 per square foot for tenant improvements only for space P-2 (2.171 square feet), which is still in “shell” state and $3.00 per square foot for leasing commissions, times all the remaining Earnout square feet of the property.  This escrow may be used by Seller on a prorata basis as they continue to lease.  However, with regards to any vacant space never leased with the tenant accepting their space, opening for business and commencing full rent payments, including CAM, taxes and insurance on a prorata basis, the balance of the tenant improvements and leasing commissions shall remain with Purchaser.

Notwithstanding anything to the contrary, all Earnout Closings must comply with all of the terms, requirements and conditions contained in this entire agreement.

16.

Seller shall be responsible for payment of a real estate brokerage commission, as per their agreement, to Mountain High Properties.  Said commission shall be paid through the closing escrow.

17.

Fifteen (15) days prior to closing, Seller must provide the title as stated above and a current Urban ALTA/ACSM spotted survey, paid by Seller, in accordance with the minimum standard detail requirements for ALTA/ACSM Land Title surveys jointly established and adopted by ALTA and NSPS in 2005 and includes all outlots and all Table A optional survey responsibilities and acceptable to Purchaser and the title company.

18.

Seller agrees that prior to closing it shall put all vacant spaces into rentable condition and ready for a new tenant to occupy immediately in accordance with all applicable laws, codes, etc., including all requirements for a certificate of occupancy for said space.

19.

Seller agrees to immediately make available and disclose all information that Purchaser needs to evaluate the above property, including all inducements, abatements, concessions or cash payments given to tenants, and for CAM, copies of the bills.  Seller agrees to cooperate fully with Purchaser and Purchaser’s representatives to facilitate Purchaser’s evaluations and reports, including at least a one-year audit of the books and records of the property.

This offer is, of course, predicated upon the Purchaser's review and written approval of the existing leases, new leases, lease modifications (if any), all tenant correspondence, REA/OEA agreements, tenants' and guarantors' financial statements, sales figures, representations of income and expenses made by Seller, site inspection, environmental, appraisal, etc., and at least one year of audited operating statements on said property is required that qualifies, complies with and can be used in a public offering.

If this offer is acceptable, please have the Seller sign the original of this letter and initial each page, keeping copies for your files and returning the original to me by April 29, 2010.

Sincerely,

ACCEPTED:

[Illegible]

INLAND REAL ESTATE ACQUISITIONS, INC.

or nominee

By:

[Illegible]

Date:

04/27/10

/s/ Lou Quilici

Lou Quilici

Senior Vice President

/s/ G. Joseph Cosenza

G. Joseph Cosenza

Vice Chairman

DRAPER PEAKS

DRAPER, UTAH

EXHIBIT A

[Attached]

DRAPER PEAKS

DRAPER, UTAH

EXHIBIT B

		ANNUAL	MONTHLY		LEASE	LEASE
		BASE	BASE	RENT	START	END
TENANTS	S.F.	RENT	RENT	PSF	DATE	DATE
KOHL'S SHADOW ANCHOR	90,257		0.00	$0.00
LANE BRYANT	5,000	75,000.00	6,250.00	$15.00	4/1/2005	1/31/2012
DRESS BARN	6,960	109,620.00	9,135.00	$15.75	3/1/2006	3/31/2011
FAMOUS FOOTWEAR	8,400	134,400.00	11,200.00	$16.00	4/1/2005	4/30/2015
PETCO	15,000	259,200.00	21,600.00	$17.28	2/1/2005	2/28/2015
ROSS DRESS FOR LESS	30,400	304,000.00	25,333.33	$10.00	6/1/2006	1/31/2017
RADIO SHACK	1,983	45,609.00	3,800.75	$23.00	10/12/2009	1/31/2015
PAYLESS SHOE SOURCE	3,276	63,882.00	5,323.50	$19.50	2/14/2005	2/28/2015
JUSTICE STORES	4,000	88,000.00	7,333.33	$22.00	12/13/2006	1/31/2017
MICHAELS	21,341	256,092.00	21,341.00	$12.00	3/1/2005	2/28/2015
OFFICE DEPOT	18,435	230,438.00	19,203.17	$12.50	12/1/2007	12/31/2016
RICHMOND AMERICAN	9,070	190,470.00	15,872.50	$21.00	5/4/2007	5/31/2014
GOODWOOD BARBECUE	5,400	183,708.00	15,309.00	$34.02	10/10/2005	10/31/2025
APPLEBY'S	5,200	85,020.00	7,085.00	$16.35	12/18/2006	12/31/2026
VERIZON	4,624	123,230.00	10,269.17	$26.65	5/21/2009	5/31/2024
VILLAGE QUILT SHOP	4,223	80,237.00	6,686.42	$19.00	11/1/2008	10/31/2011
THEATRE EXTREME	4,194	100,656.00	8,388.00	$24.00	9/1/2007	3/31/2018
ASTRO BURGER	4,000	65,000.00	5,416.67	$16.25	5/15/2006	5/31/2026
BAJIO GRILL	2,954	82,712.00	6,892.67	$28.00	7/23/2005	7/31/2012
MASSAGE ENVY	2,931	73,275.00	6,106.25	$25.00	11/18/2005	11/30/2015
NOODLES	2,855	86,164.00	7,180.33	$30.18	5/11/2005	5/31/2015
LA PUENTA MEXICAN RESTAURANT	2,500	55,000.00	4,583.33	$22.00	9/1/2009	8/31/2014
CALIFORNIA STATE AUTO	2,500	53,000.00	4,416.67	$21.20	4/1/2005	4/30/2013
ELASE MEDICAL SPAS	2,440	54,900.00	4,575.00	$22.50	12/27/2007	12/31/2012
FROGURT	2,400	52,800.00	4,400.00	$22.00	10/8/2008	10/31/2013
SHIRLYNN'S NATURAL FOOD	2,293	59,274.00	4,939.50	$25.85	10/26/2006	10/31/2011
RITZ CAMERA	2,200	57,738.00	4,811.50	$26.24	7/1/2009	6/30/2013
WING NUTZ	2,000	49,000.00	4,083.33	$24.50	2/14/2010	2/29/2020
I'M BEAUTIFUL	1,974	47,376.00	3,948.00	$24.00	3/27/2008	3/31/2013
SWEET TOOTH FAIRY	1,974	43,428.00	3,619.00	$22.00	3/15/2010	3/31/2015
GREAT HARVEST	1,938	46,900.00	3,908.33	$24.20	4/21/2005	4/30/2015
INTELLIBED	1,822	51,016.00	4,251.33	$28.00	7/5/2005	7/31/2010
YOSHI'S JAPANESE GRILL	1,584	38,966.00	3,247.17	$24.60	3/23/2009	3/31/2014
NEXTEL/BRIGHTSTAR	1,551	46,530.00	3,877.50	$30.00	4/9/2005	4/30/2010
COLOR ME MINE	1,482	39,836.00	3,319.67	$26.88	12/21/2007	12/31/2012
CREATIVE NAIL SALON	1,410	28,200.00	2,350.00	$20.00	3/6/2010	3/31/2015
GANDOLFO'S NEW YORK DINER	1,406	29,526.00	2,460.50	$21.00	9/14/2009	9/30/2014
JAGGED EDGE	1,405	33,720.00	2,810.00	$24.00	4/28/2006	4/30/2011
THISTLES	1,396	36,296.00	3,024.67	$26.00	7/21/2008	7/31/2013
CORNER CANYON DENTIST	1,353	31,119.00	2,593.25	$23.00	4/1/2006	3/31/2016
PLAY N TRADE	1,294	33,644.00	2,803.67	$26.00	10/26/2006	10/31/2011
SUPERCUTS	1,221	30,525.00	2,543.75	$25.00	4/1/2005	3/31/2012
BEANS & BREWS	1,152	35,712.00	2,976.00	$31.00	6/11/2005	6/30/2012
VACANT STE H-2,3	2,438	58,512.00	4,876.00	$24.00
VACANT STE M-3	1,940	58,200.00	4,850.00	$30.00
VACANT STE P-1	1,404	33,696.00	2,808.00	$24.00

VACANT STE P-2	1,404	33,696.00	2,808.00	$24.00
VACANT STE P-3	808	19,392.00	1,616.00	$24.00
VACANT STE T-1	16,288	228,032.00	19,002.67	$14.00
VACANT STE U-1	6,000	96,000.00	8,000.00	$16.00
TOTALS	229,823	4,118,747.00	343,228.92

AMENDMENT TO AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (the “Amendment”) is entered into this 14th day of June, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 (the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

The date June 15, 2010 which is set forth in the third line of Paragraph 10 of the Agreement shall be modified to read July 31, 2010.

2.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

3.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

SECOND AMENDMENT TO AGREEMENT

THIS SECOND AMENDMENT TO LETTER AGREEMENT (the “Second Amendment”) is entered into this 29th day of July, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and an amendment dated June 14, 2010 ( collectively the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

In the third line of Paragraph 10 of the Agreement, the phrase “…but no sooner than July 30, 2010…” shall be deleted and the phrase “on or before August 23, 2010…” shall be substituted in its place.

2.

In the third line of Paragraph 1 of the Agreement, the phrase “…but no sooner than July 30, 2010…” shall be deleted and the phrase “…on or before August 23, 2010…” shall be substituted in its place.

3.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

4.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Second Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

THIRD AMENDMENT TO AGREEMENT

THIS THIRD AMENDMENT TO LETTER AGREEMENT (the “Third Amendment”) is entered into this 18 day of August, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and an amendment dated June 14, 2010 and a Second Amendment dated July 29, 2010 (collectively the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

In the third line of Paragraph 10 of the Agreement, “August 23, 2010” shall be deleted and “August 31, 2010” shall be substituted in its place.

2.

In the fourth line of Paragraph 1 of the Agreement, “August 23, 2010” shall be deleted and “August 31, 2010” shall be substituted in its place.

3.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

4.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Third Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

FOURTH AMENDMENT TO AGREEMENT

THIS FOURTH AMENDMENT TO LETTER AGREEMENT (the “Fourth Amendment”) is entered into this 30th day of August, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and an amendment dated June 14, 2010, a Second Amendment dated July 29, 2010 and a Third Amendment dated August 18, 2010 (collectively the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

In the third line of Paragraph 10 of the Agreement, “August 31, 2010” shall be deleted and “September 22, 2010” shall be substituted in its place.

2.

In the fourth line of Paragraph 1 of the Agreement, “August 31, 2010” shall be deleted and “September 22, 2010” shall be substituted in its place.

3.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

4.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Fourth Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

FIFTH AMENDMENT TO AGREEMENT

THIS FIFTH AMENDMENT TO LETTER AGREEMENT (the “Fifth Amendment”) is entered into this _21_ day of September, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and an amendment dated June 14, 2010, a Second Amendment dated July 29, 2010, a Third Amendment dated August 18, 2010 and a Fourth Amendment dated August 30, 2010 (collectively the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

In the third line of Paragraph 10 of the Agreement, “September 22, 2010” shall be deleted and “September 30, 2010” shall be substituted in its place.

2.

In the fourth line of Paragraph 1 of the Agreement, “September 22, 2010” shall be deleted and “September 30, 2010” shall be substituted in its place.

3.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

4.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Fifth Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

SIXTH AMENDMENT TO AGREEMENT

THIS SIXTH AMENDMENT TO LETTER AGREEMENT (the “Sixth Amendment”) is entered into this _29_ day of September, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and an amendment dated June 14, 2010, a Second Amendment dated July 29, 2010, a Third Amendment dated August 18, 2010, a Fourth Amendment dated August 30, 2010 and a Fifth Amendment dated September 29, 2010 (collectively the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

In the third line of Paragraph 10 of the Agreement, “September 30, 2010” shall be deleted and “October 14, 2010” shall be substituted in its place.

2.

In the fourth line of Paragraph 1 of the Agreement, “September 30, 2010” shall be deleted and “October 14, 2010” shall be substituted in its place.

3.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

4.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Sixth Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

Name:

Its:

SEVENTH AMENDMENT TO AGREEMENT

THIS SEVENTH AMENDMENT TO LETTER AGREEMENT (the “Seventh Amendment”) is entered into as of this 12th day of October, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and an amendment dated June 14, 2010, a Second Amendment dated July 29, 2010, a Third Amendment dated August 18, 2010, a Fourth Amendment dated August 30, 2010, a Fifth Amendment dated September 29, 2010 and a Sixth Amendment dated September 29, 2010 (collectively the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

In the third line of Paragraph 10 of the Agreement, “October 14, 2010” shall be deleted and “October 26, 2010” shall be substituted in its place.

2.

In the fourth line of Paragraph 1 of the Agreement, “October 14, 2010” shall be deleted and “October 26, 2010” shall be substituted in its place.

3.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

4.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Seventh Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

EIGHTH AMENDMENT TO AGREEMENT

THIS EIGHTH AMENDMENT TO LETTER AGREEMENT (the “Eighth Amendment”) is entered into as of this 26th day of October, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and an amendment dated June 14, 2010, a Second Amendment dated July 29, 2010, a Third Amendment dated August 18, 2010, a Fourth Amendment dated August 30, 2010, a Fifth Amendment dated September 29, 2010, a Sixth Amendment dated September 29, 2010 and a Seventh Amendment dated October 12, 2010 (collectively the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

In the third line of Paragraph 10 of the Agreement, “October 26, 2010” shall be deleted and “November 2, 2010” shall be substituted in its place.

2.

In the fourth line of Paragraph 1 of the Agreement, “October 26, 2010” shall be deleted and “November 2, 2010” shall be substituted in its place.

3.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

4.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Eighth Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

NINTH AMENDMENT TO AGREEMENT

THIS NINTH AMENDMENT TO LETTER AGREEMENT (the “Ninth Amendment”) is entered into as of this 2nd day of November, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and an amendment dated June 14, 2010, a Second Amendment dated July 29, 2010, a Third Amendment dated August 18, 2010, a Fourth Amendment dated August 30, 2010, a Fifth Amendment dated September 29, 2010, a Sixth Amendment dated September 29, 2010,  a Seventh Amendment dated October 12, 2010 and an Eighth Amendment dated October 26, 2010 (collectively the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

In the third line of Paragraph 10 of the Agreement, “November 2, 2010” shall be deleted and “November 11, 2010” shall be substituted in its place.

2.

In the fourth line of Paragraph 1 of the Agreement, “November 2, 2010” shall be deleted and “November 11, 2010” shall be substituted in its place.

3.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

4.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Ninth Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

TENTH AMENDMENT TO AGREEMENT

THIS TENTH AMENDMENT TO LETTER AGREEMENT (the “Tenth Amendment”) is entered into as of this 11th day of November, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and an amendment dated June 14, 2010, a Second Amendment dated July 29, 2010, a Third Amendment dated August 18, 2010, a Fourth Amendment dated August 30, 2010, a Fifth Amendment dated September 29, 2010, a Sixth Amendment dated September 29, 2010,  a Seventh Amendment dated October 12, 2010, an Eighth Amendment dated October 26, 2010 and a Ninth Amendment dated November 2, 2010 (collectively the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

In the third line of Paragraph 10 of the Agreement, “November 11, 2010” shall be deleted and “December 9, 2010” shall be substituted in its place.

2.

In the fourth line of Paragraph 1 of the Agreement, “November 11, 2010” shall be deleted and “December 9, 2010” shall be substituted in its place.

3.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

4.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Tenth Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

ELEVENTH AMENDMENT TO AGREEMENT

THIS ELEVENTH AMENDMENT TO LETTER AGREEMENT (the “Eleventh Amendment”) is entered into as of this 3rd day of December, 2010, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and an amendment dated June 14, 2010, a Second Amendment dated July 29, 2010, a Third Amendment dated August 18, 2010, a Fourth Amendment dated August 30, 2010, a Fifth Amendment dated September 29, 2010, a Sixth Amendment dated September 29, 2010,  a Seventh Amendment dated October 12, 2010, an Eighth Amendment dated October 26, 2010, a Ninth Amendment dated November 2, 2010 and Tenth Amendment dated November 11, 2010 (collectively the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

In the third line of Paragraph 10 of the Agreement, “December 9, 2010” shall be deleted and “January 10, 2011” shall be substituted in its place.

2.

In the fourth line of Paragraph 1 of the Agreement, “December 9, 2010” shall be deleted and “January 10, 2011” shall be substituted in its place.

3.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

4.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Eleventh Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

TWELFTH AMENDMENT TO AGREEMENT

THIS TWELFTH AMENDMENT TO LETTER AGREEMENT (the “Twelfth Amendment”) is entered into as of this 6th day of January, 2011, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and an amendment dated June 14, 2010, a Second Amendment dated July 29, 2010, a Third Amendment dated August 18, 2010, a Fourth Amendment dated August 30, 2010, a Fifth Amendment dated September 29, 2010, a Sixth Amendment dated September 29, 2010,  a Seventh Amendment dated October 12, 2010, an Eighth Amendment dated October 26, 2010, a Ninth Amendment dated November 2, 2010, Tenth Amendment dated November 11, 2010 and an Eleventh Amendment dated December 3, 2010 (collectively the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

In the third line of Paragraph 10 of the Agreement, “January 10, 2011” shall be deleted and “February 17, 2011” shall be substituted in its place.

2.

In the fourth line of Paragraph 1 of the Agreement, “January 10, 2011” shall be deleted and “February 17, 2011” shall be substituted in its place.

3.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

4.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Twelfth Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

THIRTEENTH AMENDMENT TO AGREEMENT

THIS THIRTEENTH AMENDMENT TO LETTER AGREEMENT (the “Thirteenth Amendment”) is entered into as of this 17th day of February, 2011, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and an amendment dated June 14, 2010, a Second Amendment dated July 29, 2010, a Third Amendment dated August 18, 2010, a Fourth Amendment dated August 30, 2010, a Fifth Amendment dated September 29, 2010, a Sixth Amendment dated September 29, 2010,  a Seventh Amendment dated October 12, 2010, an Eighth Amendment dated October 26, 2010, a Ninth Amendment dated November 2, 2010, Tenth Amendment dated November 11, 2010, an Eleventh Amendment dated December 3, 2010 and a Twelfth Amendment dated January 10, 2011 (collectively the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

In the third line of Paragraph 10 of the Agreement, “February 17, 2011” shall be deleted and “February 23, 2011” shall be substituted in its place.

2.

In the fourth line of Paragraph 1 of the Agreement, “February 17, 2011” shall be deleted and “February 23, 2011” shall be substituted in its place.

3.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

4.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Thirteenth Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

FOURTEENTH AMENDMENT TO AGREEMENT

THIS FOURTEENTH AMENDMENT TO LETTER AGREEMENT (the “Fourteenth Amendment”) is entered into as of this 23rd day of February, 2011, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and an amendment dated June 14, 2010, a Second Amendment dated July 29, 2010, a Third Amendment dated August 18, 2010, a Fourth Amendment dated August 30, 2010, a Fifth Amendment dated September 29, 2010, a Sixth Amendment dated September 29, 2010,  a Seventh Amendment dated October 12, 2010, an Eighth Amendment dated October 26, 2010, a Ninth Amendment dated November 2, 2010, Tenth Amendment dated November 11, 2010, an Eleventh Amendment dated December 3, 2010, a Twelfth Amendment dated January 10, 2011and a Thirteenth Amendment dated February 17, 2011 (collectively the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

In the third line of Paragraph 10 of the Agreement, “February 23, 2011” shall be deleted and “March 4, 2011” shall be substituted in its place.

2.

In the fourth line of Paragraph 1 of the Agreement, “February 23, 2011” shall be deleted and “March 4, 2011” shall be substituted in its place.

3.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

4.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Fourteenth Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Jacob O. Boyer

Name:

Jacob O. Boyer

Its:

CEO & President

FIFTEENTH AMENDMENT TO AGREEMENT

THIS FIFTEENTH AMENDMENT TO LETTER AGREEMENT (the “Fourteenth Amendment”) is entered into as of this 3rd day of March, 2011, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Purchaser”), and DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”).

RECITALS:

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and an amendment dated June 14, 2010, a Second Amendment dated July 29, 2010, a Third Amendment dated August 18, 2010, a Fourth Amendment dated August 30, 2010, a Fifth Amendment dated September 29, 2010, a Sixth Amendment dated September 29, 2010,  a Seventh Amendment dated October 12, 2010, an Eighth Amendment dated October 26, 2010, a Ninth Amendment dated November 2, 2010, Tenth Amendment dated November 11, 2010, an Eleventh Amendment dated December 3, 2010, a Twelfth Amendment dated January 10, 201, a Thirteenth Amendment dated February 17, 2011 and a Fourteenth Amendment dated February 23, 2011 (collectively the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Utah.

B.  The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

In the third line of Paragraph 10 of the Agreement, “March 4, 2011” shall be deleted and “March 9, 2011” shall be substituted in its place.

2.

In the fourth line of Paragraph 1 of the Agreement, “March 4, 2011” shall be deleted and “March 9, 2011” shall be substituted in its place.

3.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.  Counterpart signature pages may be delivered by fax or e-mail.

4.

Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

The Purchaser and Seller have each caused this Fifteenth Amendment to Letter Agreement to be executed by its duly authorized officer all as of the day and year first above written.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

Senior Vice President

SELLER:

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

SIXTEENTH AMENDMENT TO AGREEMENT
(Draper Peaks Shopping Center)

THIS SIXTEENTH AMENDMENT TO AGREEMENT (the “Amendment”) is executed as of the 9th day of March, 2011 by and among DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation (“Purchaser”). Seller and Purchaser are sometimes collectively referred to in this Agreement as the “Parties” or individually as a “Party”.

RECITALS

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and executed the following amendments thereto:  June 14, 2010, an Amendment to Agreement; July 29, 2010, a Second Amendment to Agreement; August 18, 2010, a Third Amendment to Agreement; August 30, 2010, a Fourth Amendment to Agreement; September 21, 2010, a Fifth Amendment to Agreement; September 29, 2010, a Sixth Amendment to Agreement; October 12, 2010, a Seventh Amendment to Agreement; October 26, 2010, an Eighth Amendment to Agreement; November 2, 2010, a Ninth Amendment to Agreement; November 11, 2010, a Tenth Amendment to Agreement; December 3, 2010, an Eleventh Amendment to Agreement; January 10, 2011, a Twelfth Amendment to Agreement; February 17, 2011, a Thirteenth Amendment to Agreement; February 23, 2011, a Fourteenth Amendment to Agreement; and March 3, 2011, a Fifteenth Amendment to Agreement (such agreements and amendments being referred to in this Amendment, collectively, as the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Salt Lake County, Utah, as more fully described in the Agreement and as legally described upon Exhibit “A,” attached hereto.

B.

The Parties desire to modify the Agreement such that the Agreement, as modified by this Amendment, shall constitute a binding integrated agreement between the Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.

Meanings of Certain Terms.  In addition to the capitalized terms and phrases previously defined in this Amendment, the following capitalized words and phrases shall have the meanings set forth for such capitalized terms and phrases in this Paragraph 1.  Certain of these terms were not capitalized in the Agreement but shall be deemed to be capitalized in the Agreement by this reference.

“AAA” is defined in Paragraph 18.

“Agreement” means the Agreement as further modified and supplemented by this Amendment.

“Arbitration” is defined in Paragraph 18.

“Astro Burger” means Krikri I, LLC d/b/a Astro Burgers, and its successors and assigns.

“Astro Burger Holdback” means $146,478.00 plus any interest earned thereon after the Initial Closing Date, which amount shall be withheld from the Initial Funding and deposited in an interest bearing account at Escrowee as described in Paragraph 2(a) of this Amendment.

“Astro Burger Parcel” means the parcel of land leased to Astro Burger the legal description of which is Lot 6, Draper Peaks, A Commercial Subdivision, according to the official plat thereof, filed in Book “2006P” of Plats, at Page 138 of the Official Records of the Salt Lake County Recorder.  The Astro Burger Parcel is also referred to as Outlot G in the OEA.

“Astro Burger Purchase Right” means all rights to purchase the Astro Burger Parcel set forth in the lease (the “Astro Burger Lease”) with Astro Burger referenced on Exhibit “B” to the Agreement (as modified by New Exhibit “B” attached to this Amendment).

“Base Rent Divider” means .0905952.

 “CAM” means common area maintenance costs and expenses for the Property.

“CAM Administrative Fees” means any administrative or management fees that are permitted by leases in connection with CAM.

“Conditions Precedent” is defined in Paragraph 2(f).

“Confidential Information” is defined in Paragraph 23(c).

“Delinquency Report” means the report of any tenant delinquencies with respect to payment of rents attached hereto as Exhibit “M”.

“Deposit” means $250,000.00.

“Disputes” is defined in Paragraph 18.

“Earnout Period” means the period of time during which Seller may become entitled to receive payment of all or a part of the Earnout Purchase Price, which period commences as of the Closing Date and ends on the third (3rd) anniversary of the Closing Date.

“Earnout Purchase Price” means an amount to be paid by Purchaser to Seller with respect to Vacant Space Leases that satisfy the Occupancy Conditions during the Earnout Period. The portion of the Earnout Purchase Price payable at any specific Earnout Purchase Price Closing for the Vacant Space that satisfies the Occupancy Conditions prior to the expiration of the Earnout Period shall be calculated by dividing (i) the sum of the total base rent and CAM Administrative Fees payable by the tenant under a new lease for the Vacant Space for the initial twelve (12) months commencing as of the date that the Occupancy Conditions for such Vacant Space have been satisfied, as adjusted for Slippage, by (ii) the Base Rent Divider.

EXAMPLE:  Subsequent to the Initial Closing, Seller leases a 5,000 square foot portion of the Vacant Space and otherwise satisfies the Occupancy Conditions.  The base rent and CAM Administrative Fees under such Vacant Space Lease total $100,000.00 per year, and the Vacant Space Lease has no Slippage (i.e., such lease is a so called “triple-net” lease where the tenant pays its entire prorata share of CAM, Taxes and insurance).  When the tenant under the Vacant Space Lease becomes a Rent Paying Tenant, that portion of the Earnout Purchase Price attributable to that tenancy would be $1,103,811.24 (i.e., $100,000.00 divided by the Base Rent Divider).

FURTHER EXAMPLE:  Subsequent to the Initial Closing, Seller leases a 5,000 square foot portion of the Vacant Space and otherwise satisfies the Occupancy Conditions.  The base rent and CAM Administrative Fees under such Vacant Space Lease total $100,000.00 per year, but Slippage exists under the Vacant Space Lease.  The amount of such Slippage is $10,000.00 per year.  When the tenant under the Vacant Space Lease becomes a Rent Paying Tenant, that portion of the Earnout Purchase Price attributable to that tenancy would be $993,430.12 (i.e., $100,000.00 less $10,000.00, with such result being divided by the Base Rent Divider).

 “Earnout Purchase Price Closing” means the closing of the transaction by which Purchaser pays to Seller the Earnout Purchase Price attributable to a Vacant Space Lease that satisfies the Occupancy Conditions.

“Earnout Purchase Price Closing Date” means that date on which an Earnout Purchase Price Closing occurs.

“Escrowee” and “CTT,” (as determined by context) means Chicago Title & Trust Company as described in Paragraph 10 of the Agreement.

“Goodwood Consent” is defined in Paragraph 4.

“Guaranty” means the Guaranty attached to this Amendment as Exhibit “C” and incorporated herein by this reference.

“Initial Closing” means the initial closing described by the Agreement, which shall occur on the earlier of the date five (5) business days after all Conditions Precedent have been satisfied or waived, or April 30, 2011.

“Initial Closing Date” means the date of the Initial Closing as specified in Paragraph 21(c) of this Amendment.

“Initial Funding” means the sum of Forty Million Nine Hundred Sixty-Six Thousand Nine Hundred and Ninety-Six and no/100 Dollars ($40,966,796.00).

“Kohl’s Entrance” is defined in Paragraph 4.

“Knowledge”, “to the best of Seller’s knowledge” or other terms or phrases of similar import referring the knowledge of Seller (regardless of whether such word or phrases are capitalized) means, except where otherwise specifically stated, the present knowledge of Devon M. Glenn, Scott Verhaaren, John Gust and Cory Gust with commercially reasonable investigation of the books and records of Seller, but without further independent investigation.

“Monetary Liens” means a lien or encumbrance affecting the Property which secures a dollar amount certain arising in connection with a loan, pursuant to a Utah or federal statute, or on account of a judgment or other statutory or administrative lien or charge against one or more of Seller or any of its affiliates.

“New Exhibit “B” means the replacement for the original Exhibit “B” attached to the April 27, 2010 letter agreement, which replacement is attached to this Amendment as Exhibit “B”.

“Occupancy Conditions” means, with respect to a Vacant Space Lease that: (i) the tenant under such lease: (A) is in possession of the premises covered by the Vacant Space Lease, has opened for business and has commenced to pay full base rent and its share of CAM, Taxes and insurance in accordance with the terms of its Vacant Space Lease, and (B) has executed and delivered a commencement date agreement or certificate, and an estoppel certificate certifying that all obligations to be performed by landlord under the Vacant Space Lease prior to the Commencement Date have been performed except minor punch-list items to be performed by, and at the cost of, Seller; (ii) a final certificate of occupancy for the premises covered by the Vacant Space Lease has been issued by Draper City; (iii) the contractor constructing the tenant improvements has provided a lien waiver in recordable form or Seller has escrowed with Escrowee 125% of the amount of any amount in dispute; (iv) Seller provides written certification that all lease commissions owing with respect to the initial term of the Vacant Space Lease have been paid in full by Seller; (v) CTT is prepared to issue a date down endorsement to the Title Policy without further condition increasing the amount of coverage by the amount of the Earnout Purchase Price amount payable with respect to the Vacant Space Lease (and providing affirmative coverage over any Monetary Lien exception); and (vi) Seller has paid to Purchaser such amount as is necessary to reconcile and prorate, as of the Earnout Closing Date, the base rent and CAM, Taxes and insurance due from Seller for the Vacant Space incurred during the Earnout Period and otherwise from such tenant under the terms of its Vacant Space Lease.

“OEA” means that certain Operating and Easement Agreement dated January 30, 2004 and recorded January 30, 2004 as Entry No. 8966307 in Book 8940 at Page 1823 of the Official Records of Salt Lake County, Utah as amended by the following documents: a First Amendment to Operating and Easement Agreement Between Kohl’s Department Stores, Inc. and Draper Peaks, LLC dated January 11, 2008 and recorded January 23, 2008 as Entry No. 10328925 in Book 9561 at Page 4515 of the Official Records of Salt Lake County, Utah; a Corrected First Amendment to Operating and Easement Agreement Between Kohl’s Department Stores, Inc. and Draper Peaks, LLC dated September 29, 2009 and recorded September 30, 2009 as Entry No. 10807628 in Book 9767 at Page 2107 of the Official Records of Salt Lake County, Utah; and a Second Amendment to Operating and Easement Agreement Between Kohl’s Department Stores, Inc. and Draper Peaks, LLC dated September 29, 2009 recorded September 30, 2009 as Entry No. 10807735 in Book 9767 at Page 2810 of the Official Records of Salt Lake County, Utah.

“Pad X” means a portion of Lots 4 and 5 of Draper Peaks Phase 2, A Commercial Subdivision, according to the official plat thereof, filed in the Official Records of the Salt Lake County Recorder, said portion being referred to as “New Lot 6” pursuant to that certain Notice of Lot Line Adjustment recorded June 10, 2009 as Entry No. 10725884, in Book 9734, at Page 2244 in the office of the Salt Lake County Recorder.

“Pad X Access and Drainage Easement Agreement” means the form of declaration of easements attached hereto and incorporated by this reference as Exhibit “D”.

“Permitted Exceptions” means all encumbrances and title exceptions of record approved by Purchaser during its due diligence investigations of the Property, the results of which are listed on attached hereto as Exhibit “E”, together with such additional matters arising by, through or under Purchaser, the UDOT Notice of Taking and the UDOT Settlement Documents.

“Permitted Outside Parties” is defined in Paragraph 23(c).

“Proceeding” is defined in Paragraph 23(f).

“Pro Forma Title Policy” means Proforma Policy of Title Insurance NBU 21021610 [Landmark Title No. 49397] dated February 17, 2011, issued by Chicago Title Insurance Company and endorsements thereto.

“Property” means the real property legally described upon Exhibit “A”, attached hereto as modified by any taking by UDOT described in Paragraph 4.

“Purchase Price” means the sum of the Initial Funding and the Earnout Purchase Price.

“Purchaser’s Assignee” is defined in Paragraph 24.

“Pylon Sign Obligation” means the obligation of Seller to design, construct and install, in full compliance with laws and at the sole cost and expense of Seller, a pylon sign on Pad X, as such obligation is set forth in lease with Office Depot and the OEA and referenced in Exhibit “F” attached hereto.

“Rent Paying Tenant” means each and every tenant of Vacant Space but only after, and as to a tenant of Vacant Space as to which the Occupancy Conditions have been satisfied.

“Retained Reimbursement Rights” is defined in Paragraph 3.

“Slippage” means the amount, if any, by which a tenant is obligated to pay as contribution to CAM, Taxes and insurance, is less than that tenant’s proportionate share of such items (after adjustment for contributions made by major tenants and the effect of any “opening and operating” clause), with the proportionate share of a tenant being based on a fraction, the numerator of which is the square footage leased by the tenant and the denominator of which is the square footage leased by all tenants of the Property.

“Taxes” means all general and special county and city real property taxes and special assessments with respect to the Property prior to any refund for Tax Increment.

“Tax Increment” is defined in Paragraph 3.

“Third Amendment to OEA” means a Third Amendment to OEA substantially in the form attached as Exhibit “G”.

“Title Policy” means the policy of title insurance contemplated by Paragraph 10 of the Agreement.

“UDOT” means the Utah Department of Transportation.

“UDOT Notice of Taking” is defined in Paragraph 4.

“UDOT Settlement Documents” is defined in Paragraph 4.

“Vacant Space Lease” means the 28,837 square feet of premises within the Property that are not leased and occupied by Rent Paying Tenants as of the Initial Closing Date.

“Vacant Space” means a lease for space that is described as “Vacant Space” on Exhibit “B” (as modified by New Exhibit “B” to this Amendment).

“Vanilla Box Obligation” is defined in Paragraph 14(f).

2.

Adjustments, Acknowledgments and Agreements.

a.

The Astro Burger Parcel will be included in the Property.  A portion of the Initial Funding equal to the Astro Burger Holdback shall be placed in escrow with Escrowee at the Initial Closing.  If Astro Burger exercises the Astro Burger Purchase Right on or prior to October 1, 2015 as provided in the Astro Burger Lease, the Astro Burger Holdback shall be returned to Purchaser.  If Astro Burger does not exercise the Astro Burger Purchase Right on or prior to October 1, 2015 as provided in the Astro Burger Lease, the Astro Burger Holdback shall be paid to Seller.

b.

The Property does not include Pad X except to the extent of any rights granted to the owner of the Property under the Pad X Access and Drainage Easement Agreement.

c.

New Exhibit “B” is hereby substituted for Exhibit “B” to the April 27, 2010 letter agreement.  Seller represents and warrants that New Exhibit “B” and the Delinquency Report are, to its Knowledge, true and correct as of the dates thereof.

d.

Seller hereby acknowledges and agrees that the Pylon Sign Obligation shall survive the Closing as a post-Initial Closing obligation of Seller.  Seller shall satisfy the Pylon Sign Obligation not later than July 31, 2011.  Seller also hereby agrees to indemnify, protect, defend and save and hold harmless Purchaser, its lenders, successors and assigns, from and against any and all costs and expenses incurred by Purchaser arising out of any failure of Seller to timely fully perform the Pylon Sign Obligation by such date, including, without limitation, reasonable attorneys fees, court costs, any fees or fines assessed or liens filed or other enforcement actions commenced by Office Depot or Kohl’s or any other person or entity or any regulatory agency against the Property or Purchaser, its lenders, successors and assigns.  If Seller does not satisfy the Pylon Sign Obligation on or prior to July 31, 2011, Purchaser shall have the right, but not the obligation, to perform the Pylon Sign Obligation on behalf of Seller and if Purchaser elects to do so, Seller shall be liable to Purchaser for all costs and expenses incurred by Purchaser in so performing in accordance with the indemnity described above in this subparagraph (d).

e.

At the Initial Closing, Seller shall execute and deliver the Guaranty.

f.

Each condition precedent set forth in the Agreement and each of the following conditions precedent to the obligation of Purchaser to close upon the acquisition of the Property pursuant to the Agreement (collectively, the “Conditions Precedent”) shall be satisfied no later than three (3) business days prior to the date of Initial Closing:

i.

Kohl’s shall have waived any right to claim that a default exists under the OEA due to the fact that Massage Envy is a tenant of the Property, which waiver may be evidenced by delivery of an executed Third Amendment to OEA in a form reasonably approved by Purchaser, which approval shall not be unreasonably withheld.

ii.

Kohl’s shall have waived any right to declare or otherwise agreed not to declare the owner of the Property being in default under the terms of the recorded declaration encumbering the Property by reason of the height of any building currently constructed thereon.  In all events, this condition shall be deemed satisfied by delivery of an executed Third Amendment to OEA.

iii.

Ross, Michael’s and Office Depot each shall have delivered each of their respective consent substantially in the forms attached hereto as Exhibit “H”.

iv.

Seller shall have obtained the Goodwood Consent in a form as reasonably approved by Purchaser.

v.

Seller and Purchaser shall have performed a full reconciliation with the existing lender which shall include a required principal balance pay-down and payment of all interest and other charges under the existing loan to the date of the Initial Closing.  Because Salt Lake County has issued tax bills for 2010, taxes shall be prorated between Seller and Purchaser as of and paid at the Initial Closing.  All future deposits of taxes required by lender for 2011 and subsequent periods shall be paid or replaced by Purchaser at the Initial Closing.  Purchaser shall replace all other existing reserves and deposits.

vi.

Seller shall have entered into the UDOT Settlement Documents and Purchaser shall have approved all settlement and conveyance document with UDOT no later than ten (10) days after Seller provides the UDOT documents to Purchaser.

vii.

Seller’s performance of its obligations at the Initial Closing.

viii.

The existing lender shall: close on the assumption of the existing loan in accordance with the Agreement and otherwise on terms reasonably acceptable to Purchaser and otherwise consistent with the UDOT taking; reconvey Pad X and the areas subject to the UDOT taking; and subordinate its deed of trust and other loan documents to the Pad X Access and Drainage Easement Agreement and the Third Amendment to OEA.

ix.

Purchaser shall have approved any changes to the following survey and Pro Forma Title Policy, which approval shall not be unreasonably withheld:

(A)

That certain ALTA/ASCM Land Survey dated July 7, 2010 and last modified December 23, 2010 by Great Basin Engineering – South, as Drawing No. 10-56AB certified by Bruce D. Pimper, License No. 362256, as modified to reflect the taking by UDOT, such modification subject to reasonable approval of Purchaser.

(B)

The Pro Forma Title Policy modified to reflect the taking by UDOT.

x.

Currently dated Estoppel Certificates in forms reasonably acceptable to Purchaser shall have been received from Ross, Michael’s, Office Depot, Goodwood, Petco, JJJ Express and Kohl’s.

xi.

Seller shall have resolved the issues relating to: (A) the outstanding CAM amounts set forth on the estoppel certificates obtained in favor of Purchaser prior to the date hereof from Michael’s, Famous Footwear and Verizon, and (B) any leaks in the roof of the premises leased to Ross as set forth on the estoppel certificate obtained in favor of Purchaser prior to the date hereof from Ross.

xii.

Seller shall have provided Purchaser with invoices to back up the CAM reconciliation reports for calendar years 2008 and 2009 and Purchaser shall reasonably approve the same.

xiii.

Seller shall have provided Purchaser an updated delinquency report of any tenant delinquencies with respect to payment of rents, dated within 30 days of the Closing Date, which is reasonably acceptable to Purchaser.

g.

Seller is currently reconciling the CAM for the calendar year 2010.  Seller shall pay to Purchaser within thirty (30) days after the completion of the reconciliation of the CAM for the calendar year 2010, an amount equal to: (a) the sum of any refunds due to tenants pursuant to such tenants’ lease as a result of such reconciliation for tenants that overpaid CAM for 2010, (b) less the sum of payments required to be made by tenants as a result of such reconciliation for tenants that underpaid CAM for 2010.  If the amount calculated pursuant to the foregoing sentence is a negative number, then, to the extent permitted under the applicable leases, Purchaser shall collect from tenants any amounts relating to CAM due as a result of such tenants’ underpayment of CAM and shall promptly pay to Seller any amounts actually received by Purchaser in connection therewith.  With respect to calendar year 2011, any surplus or deficit that arises as a result of the CAM reconciliation (as mutually approved by Purchaser and Seller) shall be prorated as of the Closing Date between Seller and Purchaser based on the number of days during 2011 that the Property was owned by Seller and Purchaser respectively.  Any prorated amounts shall be promptly paid to the party entitled thereto.

3.

Retention of Tax Increment.  The Property does not include, and Seller shall retain, any right to tax increment reimbursement or payment of “Tax Increment,” or “TIF Proceeds” arising under or due to Seller or its affiliates pursuant to: (a) that certain Acquisition and Reimbursement Agreement dated January 6, 2004 between Draper City Redevelopment Agency, Draper City and Seller; and (b) that certain Development and Reimbursement Agreement between Draper City Redevelopment Agency dated August 17, 2004.  Seller shall retain all payments and reimbursements under those agreements even though a part or all of such Tax Increment relates to the Property; which rights are being retained by Seller (such rights to reimbursement being referred to as the “Retained Reimbursement Rights”).  As part of the consideration under the Agreement, Seller hereby agrees to forever release Purchaser from any claim by Seller and any person or entity claiming by or through Seller based upon the sales and financial performance of the Property and its tenants from and after the Closing Date, and the effect such performance may have upon the availability of TIF Proceeds for payment to Seller; provided, Purchaser shall not attempt to prevent or otherwise interfere in payment of the TIF beyond challenging the value of the Property for tax assessment purposes.

4.

Eminent Domain Action.  UDOT has delivered a notice of proposed taking which is attached to and incorporated into this Amendment as Exhibit “I” (the “UDOT Notice of Taking”) relating to a proposed reconfiguration of 12300 South Street (known as Draper Parkway) east of Interstate I-15 into a so called “Michigan U Turn” intersection, which would require a taking a small portion of the Property and the reconfiguration of the entrance to the Property owned by Kohl’s situated between Lot 2 and Lot 3 of Draper Peaks, A Commercial Subdivision, according to the official plat thereof, filed in the Official Records of the Salt Lake County Recorder (the “Kohl’s Entrance”).   Seller and UDOT have negotiated but not finalized a settlement pursuant to which UDOT has agreed to a settlement of such claim of taking as depicted on Exhibit “J” which results in a partial taking of the Property, the reconfiguration of the Kohl’s Entrance and the loss of four (4) existing parking spaces on the Property. As part of such Settlement, UDOT will pay Seller certain compensation and severance damages. Seller and UDOT shall finalize and execute a written settlement agreement prior and as a condition to the Initial Closing. Seller shall retain all funds paid by UDOT whether paid by UDOT prior to or after Initial Closing, and Purchaser agrees to execute all instruments, agreements or documents required or appropriate to allow Seller to collect such funds directly.  Seller, at its cost and expense, shall cause the four (4) lost parking spaces to be recovered by restriping and modifying the parking lots on the Property substantially as depicted on Exhibit “K”, which is likely to occur after the Initial Closing. Seller shall also make all improvements substantially as described on Exhibits “J” and “K” and shall restore and repair all damage to the Property caused by UDOT in connection with such taking to the extent not restored or repaired by UDOT. Purchaser shall permit Seller to enter the Property to accomplish all required work.  If any of the four (4) lost parking spaces cannot be recovered by so restriping and modifying the parking lots on the Property, any such lost parking spaces shall be obtained by granting to Purchaser, pursuant to the Pad X Access and Drainage Easement Agreement, certain cross easements and rights.  Seller shall also obtain the written consent of Perro Bueno, LLC d/b/a Goodwood Barbecue Company (the tenant on Lot 2 of Draper Peaks, A Commercial Subdivision according to the Plat thereof recorded in the Official Records of the Salt Lake County Recorder) (“Goodwood”) to such reconfiguration of the parking lots and entrance (the “Goodwood Consent”).  The final written settlement agreement with UDOT (the “UDOT Settlement Documents”) is not finalized and execution and delivery of the UDOT Settlement Documents and approved thereof by Purchaser is a Condition Precedent in Section 2(f)(vi).

5.

Representations and Warranties.  Wherever the phrase “(to the best of Seller’s Knowledge)” is used in the Agreement (whether capitalized or otherwise), it shall be replaced by the phrase “To Seller’s Knowledge.”

6.

Certain Agreements and Leases.  Notwithstanding the provisions of Paragraph 4 of the Agreement, the following provisions shall govern the execution of the following agreements, documents and instruments:

a.

Vacant Space Leases.  Seller may negotiate and present to Purchaser for review and approval, and thereafter execution, one or more Vacant Space Leases during the Earnout Period.  The Vacant Space Leases which may be executed by Purchaser after the Initial Closing shall be documented on a lease form provided by Purchaser for retail space at the Property, shall be at not less than seventy percent (70%) of the base rent set forth for the space on Exhibit “B” to the Agreement (as modified by New Exhibit “B”) for such Vacant Space, and the proposed tenant and the form and content of the proposed Vacant Space Lease shall otherwise be subject to the approval of Purchaser which shall not be unreasonably withheld, conditioned or delayed.  If proposed leases and proposed tenants for Vacant Space which meet the foregoing criteria are not approved by Purchaser on or before ten (10) business days after the date submitted, they shall be deemed approved solely for purposes of determining the Earnout Purchase Price. If Purchaser rejects a proposed lease for Vacant Space, it shall specify the basis for the rejection. A list of tenants for Vacant Space as of the date of Initial Closing shall be submitted by Seller at the Initial Closing.

b.

Leases of Other Space and Other Agreements.  Pending the Initial Closing, and except as set forth in subparagraph (a) of this Paragraph, Seller shall not amend or modify any existing lease or any other agreement pertaining to the Property.

7.

Intentionally Deleted.

8.

Intentionally Deleted.

9.

Intentionally Deleted.

10.

Intentionally Deleted.

11.

Initial Closing.  Paragraph 10 of the Agreement is hereby modified as follows:

a.

Notwithstanding any provision of the Agreement, all representations and warranties of Seller (i) shall survive the Initial Closing Date for only 180 days after the Initial Closing, in regard to matters subject to the Initial Closing, and (ii) shall survive each Earnout Purchase Price Closing Date for a period of 180-days in regard to matter subject to an Earnout Purchase Price Closing, after which they shall expire and be null and void unless an action or proceeding has been filed with respect thereto not later than the last day of such 180 day periods.

b.

Title shall be subject to the Permitted Exceptions.

12.

Appraisal.  The appraisal required pursuant to Paragraph 12 of the Agreement was obtained and approved by Purchaser during the Inspection Period.

13.

Contractor’s Warranties and Guarantees.  The warranties and guarantees of contractors and suppliers was reviewed and approved by Purchaser during the Inspection Period.  Seller makes no representations and warranties regarding the scope, duration or assignability of such warranties and guarantees.

14.

Modification of Paragraph 15 of the Agreement.  Paragraph 15 of the Agreement is supplemented as follows:

a.

The Property will not be 100% leased and occupied as of Initial Closing Date.  Certain spaces in the Property are Vacant Space and are subject to the terms of the Agreement which address the terms of payment of the Earnout Purchase Price.

b.

At the Initial Closing, Purchaser will pay a portion of the Purchase Price equal to the Initial Funding by wire transfer or other readily available funds.

c.

Not later than ten (10) days after the Occupancy Conditions are satisfied as to a portion of the Vacant Space, Purchaser shall pay to Seller that part of the Earnout Purchase Price attributable to such portion of the Vacant Space.  The Earnout Purchase Price will be disbursed in installments as to each portion of the Vacant Space which satisfies the Occupancy Condition not later than ten (10) days after the Occupancy Conditions are satisfied for a portion of the Vacant Space.  The obligation of Purchaser to pay any portion of the Earnout Purchase Price to Seller, and the right of Seller to receive any portion of the Earnout Purchase Price from Purchaser, shall automatically terminate as of the expiration of the Earnout Period with respect to any Vacant Space for which the Occupancy Conditions have not been fully satisfied on or prior to the expiration of the Earnout Period.  Notwithstanding any other term or provision of this Amendment or the Agreement, Seller shall be entitled to payment of all base rent (excepting therefrom CAM, Taxes, insurance and other amounts due including the Administrative Fee which shall be payable to Purchaser) due and payable under a Vacant Space Lease until but excluding an Earnout Purchase Price Closing Date.

d.

All construction of such tenant improvements to the Vacant Space shall be subject to Purchaser’s written approval, which shall not be unreasonably withheld, conditioned or delayed, and shall be completed by Seller in compliance with all applicable laws and in accordance with all the plans and specifications approved and accepted by Draper City and as provided by such Vacant Space Lease.  Completion of tenant improvements for a specified Vacant Space shall be deemed to have occurred after Seller (i) pays and discharges all costs and expenses incurred by Seller to design, construct and install the tenant improvements, (ii) delivers to Purchaser a final unconditional certificate of occupancy issued by Draper City for the specified Vacant Space, and (iii) the applicable tenant unconditionally accepts its space.  Seller shall be solely liable for any and all “punch list” and warranty items requested by any tenant at the Property and shall also be liable for construction “call-backs.”

e.

During the Earnout Period, Seller shall have the sole right to list and procure tenants for the Vacant Space existing as of the date of the Initial Closing.

f.

No later than the expiration of the Earnout Period, Seller shall place Suite P in Building P (which suite consists of approximately 2,171 square feet) into vanilla box condition (the “Vanilla Box Obligation”).  Except for the foregoing, Purchaser accepts all Vacant Space “As-Is” without representation or warranty.

15.

Audit.  The audited financial statements described in the Agreement shall be prepared by the auditors for Purchaser at the cost and expense of Purchaser, and Seller shall cooperate with the auditors and provide all information within its possession or Knowledge.  All certifications of Seller shall be to its Knowledge, with certification to be made by Cory Gust.  Purchaser acknowledges that Seller has not maintained its underlying accounting records in accordance with GAAP.  At the end of the Inspection Period Seller will sign an audit representation letter certifying matters to the best of its Knowledge in the form attached hereto as Exhibit “L.”

16.

Intentionally Deleted.

17.

Intentionally Deleted.

18.

Alternative Dispute Resolution.  Notwithstanding any other provision of the Agreement, all disputes between Seller and Purchaser after the Initial Closing regarding the calculation and payment the Earnout Purchase Price (such disputes, collectively, “Disputes”) shall be resolved by arbitration.  In the event of a Dispute, and after the Parties have attempted for thirty (30) days to negotiate a resolution of the Dispute, then either Seller or Purchaser may, by delivering written notice to the other, elect to subject such Dispute to binding arbitration by a single arbitrator in an expedited proceeding pursuant to this Paragraph (“Arbitration”).  The Arbitration shall be governed by and subject to the terms of this Paragraph and the Commercial Arbitration Rules of the American Arbitration Association (the “AAA”) (or comparable rules of the organization providing the arbitration services).  The Parties shall promptly designate a single arbitrator.  If the Parties cannot agree upon an arbitrator within five (5) business days after the initial written notice demanding Arbitration, any Party may request that the AAA in Denver, Colorado appoint an arbitrator.  If and to the extent that the issue giving rise to the dispute involves a specialized expertise, such as, but not limited to, resolution of an issue in connection with accounting, the Parties or the Court shall attempt to appoint a person having at least five years of experience in that area of expertise.  The arbitrator shall have the discretion to define the issues involved in the dispute.  To the extent possible, discovery shall be informal in accordance with a procedure and timetable prescribed by the arbitrator.  The arbitrator shall employ all reasonable efforts to expedite the resolution of the dispute.  The arbitration shall be held in Salt Lake County, Utah.  The arbitrator shall determine how the cost of the Arbitration shall be allocated between and paid by the Parties.

19.

Condition of Property.  Notwithstanding any other provision of the Agreement, Purchaser acknowledges, warrants, and represents that, except for the specific representations and warranties set forth in the Agreement: (a) its decision whether or not to purchase the Property will be made in reliance solely on Purchaser's own inspection and investigation of the Property and the opinions and advice concerning the Property, and its condition and value, of consultants and professionals engaged by Purchaser; and (b) that it is purchasing the Property in its “As-Is, Where-Is” condition, with all faults and defects, without any representations or warranties, either expressed or implied including, without limitation, warranties of merchantability or fitness for any particular purpose.

20.

Assignment.  With prior written Notice to Seller identifying the assignee, Purchaser may assign its rights under the Agreement to an affiliate prior or subsequent to the Initial Closing, but Purchaser shall remain liable and obligated for, and assignee must also agree to be liable for, all obligations of Purchaser including, without limitation, the obligation to pay the Earnout Purchase Price.  The liability of Purchaser and assignee shall be joint and several.  The obligations of Purchaser to pay the Earnout Purchase Price shall survive the Initial Closing through the end of the Earnout Period; accordingly, because this Agreement is to be performed over the Earnout Period, Purchaser and Purchaser’s Assignee shall remain liable for the obligations under the Agreement if it sells or conveys the Property after the Initial Closing.

21.

Disposition of Deposit; Remedies.

a.

Closing.  Purchaser has waived all right to terminate the Agreement except for failure of the Conditions Precedent.

b.

Application of Deposit to Purchase Price on Closing.  If the Initial Closing occurs, the Escrowee shall credit the Deposit (including any interest earned thereon) against the Initial Purchase Price payable by Purchaser.

c.

Default by Seller.  Notwithstanding any provision of the Agreement or this Amendment:

i.

If the Initial Closing does not occur on or before April 30, 2011 by reason of any default by Seller under this Agreement, Purchaser may, at its option, elect either: (i) to terminate this Agreement and receive a return of any deposit deposited in escrow by Purchaser and thereafter this Agreement shall be null and void, and of no further effect; or (ii) except in the event of such failure of a Condition Precedent, to seek specific performance of the obligations of Seller hereunder.

ii.

If the Initial Closing does not occur on or before April 30, 2011 by reason of the failure of any Condition Precedent, Purchaser’s sole remedy shall be to elect, at its option, one of the following:  (A) to terminate this Agreement and receive a return of any deposit deposited in escrow by Purchaser and thereafter this Agreement shall be null and void; (B) to waive the satisfaction of such Condition Precedent and consummate the closing of the transactions contemplated by the Agreement; or (C) to elect to extend the Initial Closing to May 31, 2011 by sending written notice of such election to Seller and depositing with Escrowee an additional $100,000 deposit by May 1, 2011.

d.

DEFAULT BY PURCHASER; LIQUIDATED DAMAGES.  IF THE CLOSING DOES NOT OCCUR BY REASON OF THE FAILURE OF PURCHASER TO CLOSE UPON THE ACQUISITION OF THE PROPERTY AT THE INITIAL CLOSING WHEN REQUIRED TO DO SO BY THE TERMS OF THE AGREEMENT, THEN SELLER, AFTER PROVIDING PURCHASER WITH A 3-BUSINESS DAY NOTICE AND OPPORTUNITY TO CURE, SHALL BE ENTITLED, AS IT’S SOLE AND EXCLUSIVE REMEDY IN REGARD TO THE FAILURE OF PURCHASER TO CLOSE UPON THE ACQUISITION OF THE PROPERTY AT THE INITIAL CLOSING WHEN REQUIRED TO DO SO BY THE TERMS OF THE AGREEMENT, TO RECEIVE AND RETAIN AS LIQUIDATED DAMAGES THE DEPOSIT, IT BEING ACKNOWLEDGED THAT THE DEPOSIT WILL CONSTITUTE LIQUIDATED DAMAGES FOR THE FAILURE OF PURCHASER TO CLOSE WHEN REQUIRED TO DO SO BY THE TERMS OF THE AGREEMENT.  PURCHASER AND SELLER ACKNOWLEDGE AND RECITE THAT SUCH LIQUIDATED DAMAGES ARE REASONABLE CONSIDERING ALL OF THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AMENDMENT, INCLUDING THE RELATIONSHIP OF SUCH SUM TO THE RANGE OF HARM TO SELLER THAT COULD BE ANTICIPATED AND THE ANTICIPATION THAT PROOF OF CAUSATION, FORESEEABILITY, AND ACTUAL DAMAGES WOULD BE COSTLY OR INCONVENIENT.  IN PLACING THEIR INITIALS BELOW, PURCHASER AND SELLER SPECIFICALLY CONFIRM THE ACCURACY OF SUCH FACTS AND THE FACT THAT EACH OF THEM WAS REPRESENTED BY LEGAL COUNSEL WHO EXPLAINED THE CONSEQUENCES OF THIS PARAGRAPH AT THE TIME THIS AMENDMENT WAS MADE.

SELLER'S INITIALS

PURCHASER'S INITIALS

DG

LQ

22.

Brokerage during Earnout Period.  During the Earnout Period, The Boyer Company, L.C. or another designated affiliate of Seller shall be the listing broker for all Vacant Space.

23.

Miscellaneous.

a.

Governing Law, Venue and Jurisdiction.  The Agreement is governed by, and will be construed in accordance with, the laws of the State of Utah without giving effect to its choice of laws rules that would apply the laws of another jurisdiction.

b.

Further Assurances.  Seller and Purchaser shall execute and deliver all instruments and documents and take all actions as may be reasonably required or appropriate to carry out the purposes of the Agreement.

c.

Confidentiality.  Purchaser acknowledges and agrees that any and all non-public information documents, studies, reports, surveys and property records relating to the ownership, operation and maintenance of the Property provided to Purchaser by Seller or acquired by Purchaser from Purchaser's own due diligence investigations (“Confidential Information”), are proprietary and confidential in nature and have been or will be made available to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property.  Purchaser agrees not to disclose any of the Confidential Information to any person outside of Purchaser's organization except: (i) to Purchaser's attorneys, accountants, lenders or prospective lenders (collectively, the “Permitted Outside Parties”), who shall agree in writing to be bound by the provisions of this Paragraph; or (ii) as may be required by law, in which event Purchaser shall use commercially reasonable efforts to notify Seller of any required disclosure prior to releasing any information.  In permitting Purchaser and the Permitted Outside Parties to review Confidential Information to assist Purchaser, Seller has not waived any privilege or claim of confidentiality with respect to the Confidential Information, and no third person right, benefit or relationship of any kind, either expressed or implied, shall be deemed to have been created or arisen as a result of Seller’s actions, and any such claims are expressly rejected by Seller and waived by Purchaser.

d.

Counterparts and Electronic Signatures.  The Agreement may be executed in counterparts, each of which is deemed an original and all of which together constitute one document.  Counterpart signature pages may be delivered by telecopier, email or other means of electronic transmission.

e.

Time of Essence.  Time and strict and punctual performance are of the essence with respect to each provision of the Agreement, except as otherwise expressly provided in the Agreement.

f.

Attorneys' Fees.  The prevailing Party in any litigation, Arbitration, bankruptcy, insolvency, or other proceeding (“Proceeding”) relating to the enforcement or interpretation of the Agreement may recover from the unsuccessful Party all costs, expenses, and actual attorneys' fees (including expert witness and other consultants' fees and costs) relating to or arising out of (i) the Proceeding (whether or not the Proceeding proceeds to judgment), and (ii) any post-judgment or post-award proceeding including, without limitation, one to enforce or collect any judgment or award resulting from the Proceeding.  All such judgments and awards shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorneys' fees.

g.

Modification.  The Agreement may be modified only by an agreement in writing executed by the Party to the Agreement against whom enforcement of the modification is sought.

h.

Prior Understandings; Integration.  The Agreement and all agreements, instruments and documents specifically referred to and executed or to be executed in connection with the Agreement: (i) contain the entire and final agreement of Seller and Purchaser with respect to the subject matter of the Agreement, and (ii) supersede all negotiations, Agreements of intent, offers, stipulations, understandings, agreements, representations and warranties, if any, with respect to such subject matter, which precede or accompany the execution of the Agreement.

i.

Construction.  The captions and headings of the various Paragraphs of this Amendment are for convenience only and are not to be construed as defining or as limiting in any way the scope or intent of the provisions hereof.  Wherever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable. References to a “Paragraph” or subparagraph by number or number and letter shall be deemed to be a reference to the corresponding Paragraph or subparagraph of this Amendment unless otherwise identified as a reference to another agreement, instrument or document, or unless the context clearly requires otherwise.

24.

Purchaser’s Deemed Approval.  In any case where the Agreement (and amended by this Amendment) provides that Seller is required to obtain a consent or other approval from Purchaser, such approval will be deemed given if Purchaser fails to respond, in writing, to a written notice seeking approval accompanied by material reasonably sufficient for Purchaser to evaluate the request (and otherwise satisfying the requirements of the Agreement, as amended by this Amendment), within five (5) business days after receipt of such notice, and such failure to respond continues for three (3) business days after the receipt of Purchaser of a second notice, provided that such second notice has a legend in a prominent place in capital letters stating “ATTENTION PURCHASER: YOU WILL BE DEEMED TO HAVE CONSENTED TO AND APPROVED THE MATTER REQUESTING IN THIS NOTICE IF YOU FAIL TO RESPOND TO THIS NOTICE IN WRITING WITHIN THREE (3) BUSINESS DAYS AFTER YOUR RECEIPT OF THIS NOTICE.”

25.

Assignment by Purchaser.  Purchaser desires to assign the Agreement to an affiliate, Inland Diversified Draper Peaks, L.L.C., a Delaware limited liability company (“Purchaser’s Assignee”). Seller consents to the assignment to Purchaser’s Assignee subject only to delivery of a written form of assignment executed by Purchaser and Purchaser’s Assignee which actually assigns to Purchaser’s Assignee all right, title and interest of Purchaser under the Agreement as modified by the Amendment and pursuant to which Purchaser’s Assignee assumes all of Purchaser’s obligations under the Agreement.  Notwithstanding any other provision of the Agreement, no such assignment shall relieve Purchaser of its obligations under the Agreement.  For purposes of Notice, the address of Purchaser’s Assignee is as follows, with same “cc’s” as set forth in the April 27, 2010 letter agreement:

Inland Diversified Draper Peaks, L.L.C.
c/o Inland Diversified Real Estate Trust, Inc.
Attention:

Barry Lazarus, President
2901 Butterfield Road
Oak Brook, Illinois 60523

With copies at the same address to:

General Counsel and to Charles Benvenuto, Esq.

26.

Effect of Amendment.  The last two sentences of the first unnumbered paragraph of the Agreement provide that the Agreement is non-binding are hereby deleted upon and subject to the terms and provisions of this Amendment.  In the event of any inconsistency between this Amendment and the provisions of the Agreement, the terms and provisions of this Amendment shall control.

(Signatures begin on following page)

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first set forth above.

“SELLER”

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

3/9/11

“PURCHASER”

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By: /s/ Lou Quilici

Name:

Lou Quilici

Its: Senior Vice President

LIST OF EXHIBITS

Exhibit "A" -Legai Description of Property

Exhibit "B" - New Exhibit "B" to Agreement-Replacement Rent Roll

Exhibit "C" - Form of Guaranty

Exhibit "D" - Form of Pad X Access and Drainage Easement Agreement

Exhibit "E" - List of Permitted Exceptions from Title Commitment Approved by Purchaser

Exhibit "F" - Description of Pylon Sign Obligations in Kohl's and Office Depot Leases

Exhibit "G" - Proposed Form of Third Amendment to OEA

Exhibit "H" - Proposed Forms of Ross, Michael's and Office Depot Consents

Exhibit "I" - Copy of UDOT Notice of Taking

Exhibit "J" - Proposed Reconfiguration of Kohl's Entrance Area

Exhibit "K" - Proposed Restriping and Modification Plan for Parking Lots on Property.

Exhibit "L" - Form of Audit Letter

Exhibit "M" - Delinquency Report

EXHIBIT “A”
TO
SIXTEENTH AMENDMENT TO AGREEMENT

Legal Description of Property

PHASE I:

Lots 2, 3, 4, 5 and 6, DRAPER PEAKS, A Commercial Subdivision, according to the official plat thereof, filed in Book "2004P" of Plats, at Page 23 of the Official Records of the Salt Lake County Recorder.

LESS AND EXCEPTING THEREFROM the following portion conveyed to the UTAH DEPARTMENT OF TRANSPORTATION in that certain Warranty Deed recorded February 8, 2007 as Entry No. 9998588, in Book 9419, at Page 8976 of the official records of the Salt Lake County Recorder, to-wit:

A parcel of land in fee, for the addition of a Right Turn Pocket, incident to the widening of the existing State Highway known as Route 71, being a part of an entire tract of property, situate in Lot 2 in Draper Peaks, A Commercial Subdivision, according to the official plat thereof, as recorded in Book 2004P on Page 23, on file in the office of the Salt Lake County Recorder, a subdivision in the SW 1/4 of Section 30, Township 3 South, Range 1 East, Salt Lake Base and Meridian. The boundaries of said parcel of land are described as follows: Beginning from the Southwest corner of said Lot 2, and running thence North 00°07'30" East 10.00 feet along the west line of said Lot 2; thence South 89°38'44" East 21.07 feet; thence South 88°29'57" East 139.21 feet; thence South 01o30'03" West 10.00 feet to the southerly line of said Lot 2; thence along said southerly line the following two courses: 1) North 88°29'57" West 139.11 feet; and 2) North 89°38'44" West 20.93 feet to the point of beginning.

PHASE II:

Lots 1 and 2, DRAPER PEAKS PHASE 2, A Commercial Subdivision, according to the official plat thereof, filed in Book "2006P" of Plats, at Page 138 of the Official Records of the Salt Lake County Recorder.

LESS AND EXCEPTING FROM THE SAID LOT 1 the following described portion: A part of Lot 1, Draper Peaks Phase 2, a Commercial Subdivision within the Southwest Quarter of Section 30, Township 3 South, Range 1 East, Salt Lake Base & Meridian, U.S. Survey, in Draper City, Salt Lake County, Utah: Beginning at the Southwest Comer of said Lot 1 at a point on the North Line of 12300 South Street as it exists at 74.00 foot half-width located 1561.88 feet North 0°03'07" West along the Quarter Section Line; 1751.73 feet North 89°38’47" West along the centerline of 12300 South Street; and 74.00 feet North from the South Quarter Corner of said Section 30; and running thence North 168.43 feet along the West Line of said Lot 1; thence East 25.28 feet; thence South 0o07'37" West 46.75 feet; thence South 60°02’35" East 13.83 feet; thence South 0°07'37" West 115.00 feet to said North Line of 12300 South Street; thence North 89°38'47" West 36.90 feet along said North Line to the point of beginning.

AND THE FOLLOWING PORTION OF LOTS 4 AND 5 OF DRAPER PEAKS PHASE 2, A COMMERCIAL SUBDIVISION, WHICH PORTION IS REFERRED TO AS "NEW LOT 5" PURSUANT TO THAT CERTAIN NOTICE OF LOT LINE ADJUSTMENT RECORDED JUNE 10, 2009 AS ENTRY NO. 10725884, IN BOOK 9734, AT PAGE 2244 IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER, THE RESULTING BOUNDARY OF WHICH ADJUSTED LOT IS DESCRIBED AS FOLLOWS:

A part of DRAPER PEAKS PHASE 2, A Commercial Subdivision, within the Southwest Quarter of Section 30, Township 3 South, Range 1 East, Salt Lake Base and Meridian, U.S. Survey, in Draper City, Salt Lake County, Utah, more particularly described as follows; BEGINNING at the Northwest corner of Lot 2 of said Draper Peaks Phase 2 at a point on the South line of 12150 South Street as it has been widened to 33.00 foot half-width located 2628.44 feet North 0°03'07" West along the Quarter Section Line, and 1544.16 feet South 89°56'53" West, and 404.14 feet South 89°53'13" West along said South line from the South Quarter corner of said Section 30; and running thence along the Westerly line of said Lot 2 the following three courses: South 0°06'47" East 96.88 feet, and South 59°55'15" West 49.33 feet, and South 40°22’05" West 114.15 feet; thence North 49°37'55" West 64.00 feet; thence North 40°22'05" East 61.00 feet; thence North 49°37’55" West 141.90 feet; thence North 0°06'47" West 28.28 feet to the South line of 12150 South Street as it has been widened to 33.00 foot half-width; thence North 89°53'13" East 233.85 feet along said South line of 12150 South Street to the point of beginning.

[The said "New Lot 5" also being identified and depicted as "Lot 105" on that certain drawing entitled "Lot Line Adjustment - Draper Peaks Phase 2" prepared by Great Basin Engineering-South, as Drawing No. 08- 148LLA, certified on December 5, 2008 by Bruce D. Pimper, Utah RLS No. 362256, and filed in the office of the Salt Lake County Surveyor as Survey No. S2009-03-0140.]

EXHIBIT “B”
TO
SIXTEENTH AMENDMENT TO AGREEMENT

New Exhibit “B” to Agreement-Replacement Rent Roll

[Attached]

EXHIBIT “C”
TO
SIXTEENTH AMENDMENT TO AGREEMENT

Form of Guaranty

GUARANTY
(Draper Peaks Shopping Center)

THIS GUARANTY (the "Guaranty") is executed as of the ___ day of ____________________, 2011 by and among DRAPER PEAKS, L.L.C., a Utah limited liability company ("Guarantor") and INLAND DIVERSIFIED DRAPER PEAKS, L.L.C., a Delaware limited liability company ("Purchaser").

RECITALS

A.

Guarantor, as Seller, and Inland Real Estate Acquisitions, Inc. ("IREA") (predecessor in interest to Purchaser) executed and delivered a certain letter agreement dated April 27, 2010 and executed the following amendments thereto: June 14, 2010, an Amendment to Agreement; July 29, 2010, a Second Amendment to Agreement; August 18, 2010, a Third Amendment to Agreement; August 30, 2010, a Fourth Amendment to Agreement; September 21, 2010, a Fifth Amendment to Agreement; September 29, 2010, a Sixth Amendment to Agreement; October 12, 2010, a Seventh Amendment to Agreement; October 26, 2010, an Eighth Amendment to Agreement; November 2, 2010, a Ninth Amendment to Agreement; November 11, 2010, a Tenth Amendment to Agreement; December 3, 2010, an Eleventh Amendment to Agreement; January 10, 2011, a Twelfth Amendment to Agreement; February 17, 2011, a Thirteenth Amendment to Agreement; February 23, 2011, a Fourteenth Amendment to Agreement; March 3, 2011, a Fifteenth Amendment to Agreement; and March __, 2011, a Sixteenth Amendment to Agreement (such agreements and amendments being referred to in this Amendment, collectively, as the "Agreement") pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Salt Lake County, Utah, as more fully described in the Agreement (the "Property").

B.

By Assignment of Contract, dated

, 2011, IREA assigned all of its right, title and interest in and to the Agreement to Purchaser.

C.

Guarantor and Purchaser are closing upon the sale and purchase of the Property as of the date hereof (the "Initial Closing") and have agreed as a condition to closing to enter into this Guaranty in consideration of the terms of the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor and Purchaser hereby agree as follows:

1.

Defined Terms. Unless otherwise stated, defined terms utilized in this Guaranty are expressly set forth herein (including Exhibit "A." attached), or in the Agreement.

2.

Consideration. Through the due diligence investigations of Purchaser prior to the expiration of the Agreement contingency period, Purchaser identified the following described Guaranteed Tenants as credit and valuation risks; and if not for the agreement of Guarantor to provide this Guaranty, Purchaser would not have accepted the condition of the Property and closed upon the acquisition thereof.

3.

Guaranteed Leases. Collectively, the "Guaranteed Leases," and respectively, a "Guaranteed Lease," are more particularly described upon Exhibit "A," attached hereto, and are otherwise identified as leases applicable to: (i) "Village Quilt Shop" (4,223 square feet of demised premises); (ii) "Theatre Extreme" (4,194 square feet of demised premises); and (iii) "Thistles" (1,396 square feet of demised premises).

4.

Pylon Sign and Vanilla Box Obligations. The Agreement describes the Vanilla Box Obligation and the Pylon Sign Obligation of Guarantor (Seller thereunder). The Vanilla Box Obligation and the Pylon Sign Obligation are hereby made subject to the undertakings of Guarantor in favor of Purchaser hereunder.

5.

Guaranty.

(a)

On the terms herein described, and subject to the Term applicable to each of the Guaranteed Tenants, Guarantor hereby irrevocably and unconditionally guarantees as to each Guaranteed Lease for the Term (as applicable to that Guaranteed Lease), the payment of all Rent (as defined below) under the Guaranteed Lease and the payment of all Default Charges and Costs (as defined below) under the Guaranteed Lease to the extent described in subparagraph (c) below. For purposes of this Guaranty:

(i)

"Default Charges and Costs" means all additional late fees, default interest and similar additional charges and costs incurred or imposed upon the Guaranteed Tenant pursuant to a Guaranteed Lease in addition to Rent.

(ii)

"Rent" means all base rent, reimbursable expenses and other charges due and owing under the terms of a Guaranteed Lease.

(b)

If a Guaranteed Tenant is in default of its obligation to pay Rent beyond any applicable cure period pursuant to its Guaranteed Lease ("Default"), then upon written notice delivered in accordance with the terms of Paragraph 8 hereof (the "Notice") from Purchaser to Guarantor stating: (i) that the Guaranteed Tenant is in Default; (ii) the amount of Rent then due and owing by the Guaranteed Tenant to Purchaser, Guarantor shall remit such payment to Purchaser via wire transfer of immediately available United States funds, as directed by Purchaser from time to time, within 3-business days of the date of receipt of such Notice.

(c)

If Guarantor does not timely pay Rent within 3-business days of the date of receipt of such Notice, Guarantor shall also pay all Default Charges and Costs that have accrued under the Guaranteed Lease through the date of payment by Guarantor.

(d)

Purchaser shall use commercially reasonable efforts to collect all Rent and Default Charges and Costs payable to Purchaser from the tenant or any guarantor (other than Guarantor) under the Guaranteed Leases, If Purchaser subsequently collects any Rent with respect to a Guaranteed Lease which is applicable to the periods for which Guarantor has paid any amounts under subparagraph (b) above, or any Default Charges and Costs which Guarantor has paid under subparagraph (c) above, Purchaser shall promptly remit the same to Guarantor,

(e)

Guarantor shall be entitled to an accounting with respect to each Guaranteed Lease, and shall be entitled to access to and copies of the accountings of Purchaser with respect to each of the Guaranteed Leases.

6.

Security for the Guaranty. The Agreement provides that commencing on the date of the Initial Closing and continuing through the expiration of the Earnout Period, Guarantor is entitled to earn the payment of all or a part of the Earnout Purchase Price (as defined by the Agreement). Guarantor hereby collaterally assigns its right to receive all or any portion of the Earnout Purchase Price and its right to receive rental and other payments under a Vacant Space Lease (as defined by the Agreement) to Purchaser as security for this Guaranty. If Guarantor is at any time in default of its obligations under this Guaranty, and Guarantor otherwise would qualify for an Earnout Purchase Price Closing (as defined by the Agreement), Purchaser shall have the right to close the Earnout Purchase Price Closing and offset the proceeds against the sums due and owing to Purchaser in an amount sufficient to satisfy the default of Guarantor together with an amount sufficient to provide adequate security for the continuing obligations of Guarantor under this Guaranty.

7.

Term. The Term of the Guaranty shall be: (a) through October 31, 2011 in regard to the Village Quilt Shop; (b) for a period of 3-years from the date of Initial Closing for Theatre Extreme; (c) through July 31, 2013 in regard to Thistles; (d) for a period of 48-months in regard to the Vanilla Box Obligation; and (e) for a period of twelve (12) months with respect to the Pylon Sign Obligations.

8.

Notices. All notices, requests, demands, tenders, and other communications under this Agreement shall be in writing ("Notice") and shall be emailed and also sent for priority overnight delivery via a nationally recognized commercial courier such as, but not limited to, Federal Express. Any Notice shall be deemed to have been duly given one (1) business day after being delivered to a nationally recognized commercial courier for next day delivery, to the address for each party set forth below its execution of this Agreement, or when transmitted by facsimile to the telecopy number for each party set forth below its execution of this Agreement. Rejection or other refusal to accept, or inability to deliver a Notice because of changed address of which no Notice was given, shall be deemed to be receipt of such Notice. Any party, by Notice to the others in the manner herein provided, may designate an address different from that stated above.

9.

General Conditions.

(a)

The obligations of Guarantor under this Guaranty shall not be released or limited in any manner by reason of the failure of Purchaser to exercise or delay in the exercise of any right granted hereunder or under the Guaranteed Leases.

(b)

This Guaranty shall remain in full force and effect until such time as the financial obligations of the Guaranteed Tenants have been fully satisfied.

(c)

Purchaser may assign this Guaranty, in whole or in part, to any lender and also to any purchaser or assignee of the interest of Purchaser in and to the Property.

(d)

Guarantor is a limited liability company duly organized, registered, in good standing, and validly existing under the laws of the State of Utah and has the full power, authority and legal right to execute, deliver and perform this Guaranty; and the Guaranty has been duly authorized, executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms.

(e)

Purchaser shall have the right to elect to (i) proceed against Guarantor to enforce the provisions of the Guaranty without first proceeding against the Guaranteed Tenant, or (ii) to join the Guarantor in any action or proceeding commenced by Purchaser against a Guaranteed Tenant.

(f)

Guarantor (i) agrees to indemnify, defend and save Purchaser harmless of from and against any and all loss, cost, liability, damage and expense (including reasonable counsel fees), which may arise by reason of a Default, or the insolvency of a Guaranteed Tenant, or the default by Guarantor hereunder; and (ii) acknowledges that this Guaranty is a guarantee of payment and not of collection in respect to any obligations which may accrue to Purchaser from a Guaranteed Tenant under a Guaranteed Lease; and (iii) covenants and agrees with Purchaser that the validity of this Guaranty shall in no way be terminated, affected or otherwise impaired by reason of any assignment or transfer of the interest of a Guaranteed Tenant under a Guaranteed Lease.

(g)

This Guaranty shall be construed and enforced in accordance with the laws of the State of Utah.

[Signatures begin on following page]

IN WITNESS WHEREOF, this Guaranty was executed as of the date first set forth above.

“Guarantor”

DRAPER PEAKS, L.L.C., a Utah limited liability

company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability

Company

By:

Name:

Its:

Address:

Draper Peaks, L.L.C

c/o The Boyer Company, L.C.

90 South 400 West, Suite 200

Salt Lake City, Utah 84101

With a copy to:
David E. Gee, Esq.
Parr Brown Gee & Loveless
185 South State Street, Suite 800
Salt Lake City, Utah 84111

"Purchaser"

INLAND DIVERSIFIED DRAPER PEAKS, L.L.C.,

a Delaware limited liability company, by its sole member

Inland Diversified Real Estate Trust, Inc., a Maryland corporation

By:

Name:

Its:

Address:

c/o Inland Diversified Real Estate Trust, Inc.

Attention: President

2901 Butterfield Road

Oak Brook, Illinois 60523

With a copy to:

The Inland Real Estate Group, Inc.

Attention: General Counsel

2901 Butterfield Road

Oak Brook, Illinois 60523

Exhibit "A"
Guaranteed Leases

1.

Lease Agreement, dated, _____________, 20__, by and between Draper Peaks, L.L.C,, as landlord, and _____________________, as tenant, which provides for a monthly base rent in the amount of $6,686 per month and expires on October 31,2011.

2.

Lease Agreement, dated_____________, 20__, by and between Draper Peaks, L.L.C., as landlord, and _____________________, as tenant, which provides for a monthly base rent in the amount of $8,388 per month and expires on March 31, 2018.

3.

Lease Agreement, dated _____________, 20__, by and between Draper Peaks, L.L.C, as landlord, and _____________________, as tenant, which provides for a monthly base rent in the amount of $3,025 per month and expires on July 31, 2013.

EXHIBIT “D”
TO
SIXTEENTH AMENDMENT TO AGREEMENT

Form of Pad X Access and Drainage Easement Agreement

AFTER RECORDING, PLEASE RETURN TO:
David E. Gee, Esq.
Pair Brown Gee & Loveless
185 South State Street, Suite 800
Salt Lake City, Utah 84111

Parcel Nos.

Phase 2: 28-30-301-041; 28-30-301-037; 28-30-301-038; 28-30-301-044.

Phase II-New Lot 6:

DECLARATION OF EASEMENTS

THIS DECLARATION OF EASEMENTS (the "Declaration") is made this ____ day of ____________, 2011 by DRAPER PEAKS, L.L.C., a Utah limited liability company ("Declarant").

RECITALS:

A.

Declarant owns certain tracts of real property located in Salt Lake County, State of Utah which are described on Exhibit "A" (collectively, the "Property"), which consists of a number of separate parcels that comprise part of the Draper Peaks Shopping Center in Draper, Salt Lake County, Utah. The Property is known as Phase II of the Shopping Center.

B.

Phase II-New Lot 6 (as defined below) is a part of Phase II of the Property.

C.

Pursuant to a certain OEA (as defined below) a pylon sign is to be constructed on Phase II-New Lot 6.

D.

Storm water from Phase II of the Property drains to and across Phase II-New Lot 6.

E.

Because Declarant may sell some or all of the Property, but intends to retain Phase II-New Lot 6, Declarant desires to provide non-exclusive easements for the purposes set forth in Recitals C and D, and to establish certain non-exclusive easements and rights between Phase II-New Lot 6 and the remainder of the Property.

NOW, THEREFORE, for the foregoing purposes, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Declarant grants the following easements and rights, all of which apply to, bind, affect and run with title to each Parcel.

1.

Definitions. Certain capitalized terms which are used in this Declaration are defined in this Declaration prior to this Section. In addition to those previously defined terms, the following capitalized terms shall have the meanings indicated:

"Access Areas" means the areas on the Parcels used at any time and from time to time as traffic lanes, driveways, sidewalks, walkways or similar areas for ingress and egress of vehicles and pedestrians, but does not include any land covered by a Building or any exterior service areas that are intended for the exclusive use of the occupants of a particular Building, such as loading docks and trash areas.

"Benefitted Parties" means, with respect to a Parcel, the Owners and Occupants of that Parcel, and their respective employees, customers, guests and invitees.

"Building" means a building or other principal structure on a Parcel including, without limitation, all extensions or projections thereof, all structures or facilities accessory or integral thereto, and any garages, platforms or docks, storage tanks, canopies or overhangs, porches and similar items.

"Improvements" means all improvements other than Buildings and related improvements located from time to time on a Parcel substantially as contemplated by the Site Plan including, without limitation, any Access Areas, parking, landscaping, driveways, walkways, exterior lighting, striping, curbs, retaining walls, screening walls and signs.

"Mortgage" means a recorded mortgage, deed of trust or other security agreement creating a lien on a Parcel or a portion of a Parcel as security for the payment of indebtedness.

"Mortgagee" means a Person which is the mortgagee, beneficiary or other secured party under a Mortgage.

"Occupant" means any Person that, pursuant to a lease, a rental arrangement, a license or any other instrument, agreement, contract, document, understanding or arrangement is entitled to or does occupy, possess or use any Parcel or any portion of a Parcel.

"OEA" means that certain Operation and Easement Agreement between Declarant and Kohl's Department Stores, Inc., a Delaware corporation ("Kohl's), dated January ___, 2004 [note: recorded document is not dated] and recorded January 30,2004 as Entry No. 8966307 in Book 8940 at Page 1823 of the Official Records (the "Original OEA"), as amended by the following documents: a First Amendment to Operation and Easement Agreement Between Kohl's Department Stores, Inc. and Draper Peaks, LLC dated January 11,2008 and recorded January 23,2008 as Entry No. 10328925 in Book 9561 at Page 4515 of the Official Records; a Corrected First Amendment to Operation and Easement Agreement Between Kohl's Department Stores, Inc. and Draper Peaks, LLC dated September 29, 2009 and recorded September 30, 2009 as Entry No. 10807628 in Book 9767 at Page 2107 of the Official Records; a Second Amendment to Operation and Easement Agreement Between Kohl's Department Stores, Inc. and Draper Peaks, LLC dated September 29, 2009 and recorded September 30, 2009 as Entry No. 10807735 in Book 9767 at Page 2810 of the Official Records (the "Second Amendment"); and a Third Amendment to Operation and Easement Agreement Between Kohl's Department Stores, Inc. and Draper Peaks, LLC dated _________, 2011 and recorded____________,2011 as Entry No. in Book ____ at Page ___ of the Official Records (the "Third Amendment").

"Official Records" means the official land records of Salt Lake County, Utah.

"Owner" means the Person that, at a specified time, is the owner of record in the office of the County Recorder of Salt Lake County, Utah of a fee or an undivided fee interest in a Parcel or portion of a Parcel. In the event that, at any time, there is more than one Owner of a Parcel, the liability of each such Owner for performance or compliance with the applicable provisions of this Declaration shall be joint and several. Notwithstanding any applicable theory or law relating to a Mortgage or like instrument, the term "Owner" shall not mean or include a Mortgagee unless and until such Person has acquired fee title to the Parcel encumbered by a Mortgage pursuant to foreclosure, trustee's sale or any arrangement or proceeding in lieu thereof. A ground lessee or other long term tenant shall not be deemed to be an Owner for purposes of this Declaration.

"Parcel" means any one of the Parcels.

"Parcels" means all of the Phase II Parcels referred to in Exhibit "A" and the Phase II-New Lot 6.

"Phase II Declaration" means that certain instrument titled Declaration of Easements dated as of May 31,2007 and recorded June 1,2007 as Entry No. 10118840 in the Official Records as amended by an Amendment to Declaration of Easements dated as of October 12,2007 and recorded November 1, 2007 as Entry No. 10265224 of the Official Records.

"Phase II-New Lot 6" means that certain Parcel more particularly described on Exhibit "B," attached hereto, and depicted as "Outlot X" on the Site Plan.

"Phase II Parcels" are all of the lots within Phase II, identified on Exhibit "A".

"Remaining Parcels" means all of the Property other than Phase II-New Lot 6.

"Site Plan" means the plan attached to this Declaration as Exhibit "C," which is also "Substitute Exhibit X" to the Third Amendment.

2.

Grant of Reciprocal Easements. Declarant establishes, creates, grants and conveys the following non-exclusive easements, which easements shall be appurtenant to each of the Parcels:

(a)

Pedestrian Easements. Non-exclusive easements across the sidewalks or walkways on each Parcel for pedestrian use by the Benefitted Parties of the other Parcels.

(b)

Vehicle Easements. Non-exclusive easements across the Access Areas on each Parcel for the purpose of furnishing access and the right of access for the vehicles of the
Benefitted Parties of the other Parcels.

3.

Grant of Drainage Easements. Declarant hereby establishes, creates, grants and conveys a non-exclusive drainage easement on and affecting Phase II-New Lot 6 for the benefit of the Remaining Parcels to drain storm water from, but only from, the Phase II Parcels as currently contoured and surfaced. The Owner of Phase II-New Lot 6 shall have the right to locate, relocate and otherwise deal with all drainage on and across Phase II-New Lot 6, but shall at all times maintain sufficient capacity to handle drainage water from the Phase II Parcels as currently configured and surfaced at the sole cost and expense of the Owner of the Phase II-New Lot 6.

4.

Sign Access Easement. Section 3 of the Second Amendment provides that Declarant shall erect, construct, maintain a certain Phase II Pylon Sign (as defined in said Second Amendment) on Phase II-New Lot 6 at the location designated as the "Phase 2 Pylon" on the Site Plan. Declarant hereby establishes, creates, grants and conveys a non-exclusive easement on and affecting Phase II-New Lot 6 for the benefit of the Owner of Remaining Parcels for the sole purpose of furnishing access and the right of access to the "Phase Pylon Sign" location designated on the Site Plan to repair, maintain, operate and inspect the Phase II Pylon Sign. To the extent feasible, such access shall be across the existing Access Areas. The Owners of the Remaining Parcels shall maintain the Phase II Pylon Sign in accordance with the Second Amendment.

5.

Effect on Other Instruments of Record. The easements and rights set forth in this Declaration are in addition to all other easements and rights in the Official Records including, without limitation, the OEA and the Phase II Declaration.

6.

Title and Mortgage Protection. No amendment to this Declaration shall in any way affect the rights of any Mortgagee pursuant to a Mortgage that is recorded at the time of the recordation of the amendment, or the rights of any successor in interest or title to such Mortgagee, either before or after such Mortgagee or its successor enters into possession or acquires title pursuant to foreclosure, trustee's sale or any arrangement or proceeding in lieu thereof, unless such Mortgagee has consented in writing to such amendment. A breach of any of the covenants, provisions, or requirements of this Declaration shall not result in any forfeiture or reversion of title or of any other interest in a Parcel. A breach of any of the covenants, provisions, or requirements of this Declaration shall not defeat, impair or render invalid the lien of or other rights under any Mortgage; provided, a lien arising under this Declaration shall have priority over the Mortgage if a notice of such Hen is recorded prior to the date of recordation of a Mortgage. Unless and until it enters into possession or acquires title pursuant to foreclosure, trustee's sale or any arrangement or proceeding in lieu thereof, a Mortgagee shall have no obligation to take any action to comply with, and may not be compelled to take any action to comply with, any of the covenants, provisions, or requirements of this Declaration except the obligation to subordinate its lien or security interest to this Declaration.

7.

Covenants to Run with Land. This Declaration and the easements and covenants created by this Declaration are intended by the Declarant to be and shall constitute covenants running with the land as to each of the Parcels, and shall be binding upon and shall inure to the benefit of each Owner or any Person who acquires or comes to have any interest in any Parcel, and their respective grantees, transferees, lessees, heirs, devisees, personal representatives, successors, and assigns. This Declaration and all of the easements, covenants, provisions, and requirements hereof shall also inure to the benefit of each and each Person owning any interest in or occupying any portion of a Parcel. Each Owner shall comply with, and all interests in all Parcels shall be subject to, the terms of this Declaration. By acquiring, in any way coming to have an interest in, or occupying a Parcel, the Person so acquiring, coming to have such interest in, or occupying a Parcel, shall be deemed to have consented to, and shall be bound by, each and every provision of this Declaration.

8.

Enforcement. The Owner of a Parcel or any portion of a Parcel shall have the right to enforce, through any permitted proceeding at law or in equity, the terms, provisions, restrictions and requirements of this Declaration. Any failure to insist upon the strict performance of or compliance with any of the terms, provisions, covenants and requirements of this Declaration shall not result in or be construed to be an abandonment or termination of this Declaration or any waiver of the right to insist upon such performance or compliance with the terms of this Declaration in the future. If any action or proceeding is brought because of a default under, or to enforce or interpret any of the covenants, provisions, or requirements of, this Declaration, the party prevailing in such action shall be entitled to recover from the unsuccessful party reasonable attorneys' fees (including those incurred in connection with any appeal), the amount of which shall be fixed by the court or the arbitrator and made a part of any judgment rendered.

9.

Effective Date. This Declaration, any amendment or termination hereof, and any supplement hereto shall take effect upon its being filed for record in the office of the County Recorder of Salt Lake County, Utah.

10.

Miscellaneous.

(a)

Titles, Captions and References. All Section titles or captions in this Declaration are for convenience only, shall not be deemed part of this Declaration and in no way define, limit, extend or describe the scope or intent of any provisions of this Declaration. When this Declaration refers to a Section by number or other designation, such reference shall be deemed to be to the correspondingly numbered Section of this Declaration unless the context refers to another agreement, document or instrument.

(b)

Pronouns and Plurals. Whenever the context may require, any pronoun used in this Declaration shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

(c)

Applicable Law. This Declaration shall be construed in accordance with and governed by the laws of the State of Utah, without reference to its choice of law rules that would apply the law of another jurisdiction.

(d)

Exhibits. All exhibits attached to this Declaration are expressly made a part of and incorporated in this Declaration as fully as though completely set forth in this Declaration.

(e)

Time of Essence. Time is of the essence of this Declaration.

(Signatures begin on following page)

EXECUTED as of the date first above written.

“DECLARANT”

DRAPER PEAKS, L.L.C., a Utah limited liability Company, by its following Managers:

THE BOYER COMPANY, L.C., a Utah limited liability company	ARBOR COMMERCIAL REAL ESTATE, L.L.C., a Utah limited liability company

By:	By:
Name:	Name:
Its:	Its:

STATE OF UTAH

)

: ss.

COUNTY OF SALT LAKE

)

On the ____________ day of _________________, 2011 personally appeared before me ____________________, as Manager of THE BOYER COMPANY, L.C., a Utah limited liability company, which is a Manager of DRAPER PEAKS, L.L.C., a Utah limited liability company.

Notary Public

My Commission Expires:

STATE OF UTAH

)

: ss.

COUNTY OF SALT LAKE

)

On the ________ day of ____________________, 2011 personally appeared before me ___________________, as Manager of ARBOR COMMERCIAL REAL ESTATE, LLC, a Utah limited liability company, which is a Manager of DRAPER PEAKS, L.L.C., a Utah limited liability company.

Notary Public

My Commission Expires:

EXHIBIT “A”
TO
DECLARATION OF EASEMENTS

Legal Description of Property

PHASE II:

Lots 1 and 2, DRAPER PEAKS PHASE 2, A Commercial Subdivision, according to the official plat thereof; filed in Book "2006P" of Plats, at Page 138 of the Official Records of the Salt Lake County Recorder.

LESS AND EXCEPTING FROM THE SAID LOT 1 the following described portion: A part of Lot 1, Draper Peaks Phase 2, a Commercial Subdivision within the Southwest Quarter of Section 30, Township 3 South, Range 1 East, Salt Lake Base & Meridian, U.S. Survey, in Draper City, Salt Lake County, Utah: Beginning at the Southwest Corner of said Lot 1 at a point on the North Line of 12300 South Street as it exists at 74.00 foot half-width located 1561.88 feet North 0°03’07" West along the Quarter Section Line; 1751.73 feet North 89°38'47" West along the centerline of 12300 South Street; and 74.00 feet North from the South Quarter Corner of said Section 30; and running thence North 168.43 feet along the West Line of said Lot 1; thence East 25.28 feet; thence South 0°07'37" West 46.75 feet; thence South 60°02'35" East 13.83 feet; thence South 0°07'37" West 115.00 feet to said North Line of 12300 South Street; thence North 89°38'47" West 36.90 feet along said North Line to the point of beginning.

AND THE FOLLOWING PORTION OF LOTS 4 AND 5 OF DRAPER PEAKS PHASE 2, A COMMERCIAL SUBDIVISION, WHICH PORTION IS REFERRED TO AS "NEW LOT 5" PURSUANT TO THAT CERTAIN NOTICE OF LOT LINE ADJUSTMENT RECORDED JUNE 10, 2009 AS ENTRY NO. 10725884, IN BOOK 9734, AT PAGE 2244 IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER, THE RESULTING BOUNDARY OF WHICH ADJUSTED LOT IS DESCRIBED AS FOLLOWS:

A part of DRAPER PEAKS PHASE 2, A Commercial Subdivision, within the Southwest Quarter of Section 30, Township 3 South, Range 1 East, Salt Lake Base and Meridian, U.S. Survey, in Draper City, Salt Lake County, Utah, more particularly described as follows: BEGINNING at the Northwest corner of Lot 2 of said Draper Peaks Phase 2 at a point on the South line of 12150 South Street as it has been widened to 33.00 foot half-width located 2628.44 feet North 0°03'07" West along the Quarter Section Line, and 1544.16 feet South 89°56'53" West, and 404.14 feet South 89°53'13" West along said South line from the South Quarter corner of said Section 30; and running thence along the Westerly line of said Lot 2 the following three courses: South 0°06'47" East 96.88 feet, and South 59°55'15" West 49.33 feet, and South 40°22'05" West 114.15 feet; thence North 49°37'55" West 64.00 feet; thence North 40°22'05" East 61.00 feet; thence North 49°37'55" West 141.90 feet; thence North 0°06'47" West 28.28 feet to the South line of 12150 South Street as it has been widened to 33.00 foot half-width; thence

North 89°53'13" East 233.85 feet along said South line of 12150 South Street to the point of beginning.

[The said "New Lot 5" also being identified and depicted as "Lot 105" on that certain drawing entitled "Lot Line Adjustment - Draper Peaks Phase 2" prepared by Great Basin Engineering-South, as Drawing No. 08- 148LLA, certified on December 5, 2008 by Bruce D. Pimper, Utah RLS No. 362256, and filed in the office of the Salt Lake County Surveyor as Survey No. S2009-03-0140.]

AND THE FOLLOWING PORTION OF LOT 6 OF DRAPER PEAKS PHASE 2, A COMMERCIAL SUBDIVISION, WHICH PORTION IS REFERRED TO AS "NEW LOT 6" PURSUANT TO THAT CERTAIN NOTICE OF LOT LINE ADJUSTMENT RECORDED JUNE 10, 2009 AS ENTRY NO. 10725884, IN BOOK 9734, AT PAGE 2244 IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER, THE RESULTING BOUNDARY OF WHICH ADJUSTED LOT IS DESCRIBED AS FOLLOWS:

A part of DRAPER PEAKS PHASE 2, A Commercial Subdivision, within the Southwest Quarter of Section 30, Township 3 South, Range 1 East, Salt Lake Base and Meridian, U.S. Survey, in Draper City. Salt Lake County, Utah, more particularly described as follows: BEGINNING at the most Northerly lot corner common to Lots 5 and 6 of said Draper Peaks Phase 2 at a point on the South line of 12150 South Street as it has been widened to 33.00 foot half-width located 2628.44 feet North 0°03'07" West along the Quarter Section Line, and 1544.16 feet South 89°56'53" West, and 637.99 feet South 89°53'13" West along said South line from the South Quarter corner of said Section 30; and running thence South 0°06'47" East 28.28 feet; thence South 49°37'55" East 141.90 feet; thence South 40°22'05" West 61.00 feet; thence North 49°37'55" West 115.00 feet; thence South 40°22'05" West 108.31 feet to the Northeasterly line of the State Highway; thence along the Northeasterly line of the Highway the following two courses: Northwesterly along the arc of an 891.68 foot radius curve to the right a distance of 30.99 feet (Center bears North 50°05'02" East; Central Angle equals 1°59'30" and Long Chord bears North 38°55'13" West 30.99 feet) to a point of compound curvature; and Northwesterly along the arc of a 910.79 foot radius curve to the right a distance of 132.33 feet (Central Angle equals 8°19'28" and Long Chord bears North 33°45'44" West 132.21 feet); thence North 22°33'45" East 41.19 feet to the South line of 12150 South Street as it has been widened to 33.00 foot half-width; thence along said South line the following two courses: Northeasterly along the arc of a 116.10 foot radius curve to the right a distance of 20.55 feet (Center bears South 11°36'50" East; Central Angle equals 10°08'34" and Long Chord bears North 83°27'26" East 20.53 feet); and North 89°53'13" East 145.86 feet to the point of beginning.

[The said "New Lot 6" also being identified and depicted as "Lot 106" on that certain drawing entitled "Lot Line Adjustment - Draper Peaks Phase 2" prepared by Great Basin Engineering-South, as Drawing No. 08-148LLA, certified on December 5, 2008 by Bruce D. Pimper, Utah RLS No. 362256, and filed in the office of the Salt Lake County Surveyor as Survey No. S2009-03-0140.]

EXHIBIT “B”
TO
DECLARATION OF EASEMENTS

Legal Description of Phase II-New Lot 6

A part of DRAPER PEAKS PHASE 2, A Commercial Subdivision, within the Southwest Quarter of Section 30, Township 3 South, Range 1 East, Salt Lake Base and Meridian, U.S. Survey, in Draper City, Salt Lake County, Utah, more particularly described as follows: BEGINNING at the most Northerly lot corner common to Lots 5 and 6 of said Draper Peaks Phase 2 at a point on the South line of 12150 South Street as it has been widened to 33.00 foot half-width located 2628.44 feet North 0°03'07" West along the Quarter Section Line, and 1544.16 feet South 89°56,53" West, and 637.99 feet South 89°53'13" West along said South line from the South Quarter corner of said Section 30; and running thence South 0o06'47" East 28.28 feet; thence South 49°37'55" East 141.90 feet; thence South 40°22'05" West 61.00 feet; thence North 49°37'55" West 115.00 feet; thence South 40°22'05" West 108.31 feet to the Northeasterly line of the State Highway; thence along the Northeasterly line of the Highway the following two courses: Northwesterly along the arc of an 891.68 foot radius curve to the right a distance of 30.99 feet (Center bears North 50°05'02" East; Central Angle equals 1°59'30" and Long Chord bears North 38°55'13" West 30.99 feet) to a point of compound curvature; and Northwesterly along the arc of a 910.79 foot radius curve to the right a distance of 132.33 feet (Central Angle equals 8°19'28" and Long Chord bears North 33°45'44" West 132.21 feet); thence North 22°33'45" East 41.19 feet to the South line of 12150 South Street as it has been widened to 33.00 foot half-width; thence along said South line the following two courses: Northeasterly along the arc of a 116.10 foot radius curve to the right a distance of 20.55 feet (Center bears South 11°36'50" East; Central Angle equals 10°08'34" and Long Chord bears North 83°27'26" East 20.53 feet); and North 89°53'13" East 145.86 feet to the point of beginning.

[The said "New Lot 6" also being identified and depicted as "Lot 106" on that certain drawing entitled "Lot Line Adjustment - Draper Peaks Phase 2" prepared by Great Basin Engineering-South, as Drawing No. 08-148LLA, certified on December 5, 2008 by Bruce D. Pimper, Utah RLS No. 362256, and filed in the office of the Salt Lake County Surveyor as Survey No. S2009-03-0140.]

EXHIBIT “C”
TO
DECLARATION OF EASEMENTS

Site Plan

[Attached]

EXHIBIT “E”
TO
SIXTEENTH AMENDMENT TO AGREEMENT

Permitted Exceptions

All exceptions set forth on that certain Proforma Policy of Title Insurance NBU 21021610 [Landmark Title No. 49397] dated February 17, 2011, issued by Chicago Title Insurance Company and endorsements thereto, which are hereby incorporated herein by this reference.

EXHIBIT “F”
TO
SIXTEENTH AMENDMENT TO AGREEMENT

Description of Pylon Sign Obligation in Office Depot Lease and OEA

The Pylon Sign Obligations are set forth in (i) Section 3 of the Second Amendment to Operation and Easement Agreement Between Kohl's Department Stores, Inc. and Draper Peaks, LLC dated September 29, 2009 and recorded September 30, 2009 as Entry No. 10807735 in Book 9767 at Page 2810 of the Official Records (the "Second Amendment"); and (ii) with respect to the pylon sign to be constructed as required by Section 3 of the Second Amendment, Section 12.16 of the Lease dated as of June 5, 2006 between Seller, as landlord, and Office Depot, Inc., as tenant.

EXHIBIT G”
TO
SIXTEENTH AMENDMENT TO AGREEMENT

Proposed Form of Third Amendment to OEA

When Recorded Return to:
David E. Gee, Esq.
Parr Brown Gee & Loveless
185 S. State Street, Ste. 800
Salt Lake City, Utah 84111

Tax Parcel ID Nos;
Phase 1: 28-30-326-031; 28-30-303-039; 28-30-326-034;
28-30-326-032; 28-30-326-035 and 28-30-326-036.
Phase 2: 28-30-301-043; 28-30-301-037; 28-30-303-038;
28-30-301-033; 28-30-301-032; 28-30-301-031; 28-30-301-044;
28-30-301-043

THIRD AMENDMENT TO OPERATION AND EASEMENT AGREEMENT
BETWEEN
KOHL'S DEPARTMENT STORES, INC.
AND
DRAPER PEAKS, LLC

THIS THIRD AMENDMENT TO OPERATION AND EASEMENT AGREEMENT BETWEEN KOHL'S DEPARTMENT STORES, INC. AND DRAPER PEAKS, LLC (the

"Amendment") is executed as of

, 2011 by KOHL'S DEPARTMENT

STORES, INC, a Delaware corporation ("Kohl's) and DRAPER PEAKS, LLC, a Utah limited liability company ("Developer").

RECITALS

A. Kohl's and Developer entered into a certain Operation and Easement Agreement dated January 30, 2004 and recorded January 30, 2004 as Entry No. 8966307 in Book 8940 at Page 1823 of the Official Records of Salt Lake County, Utah (the "Original OEA"). The Original OEA has been amended by the following documents: a First Amendment to Operation and Easement Agreement Between Kohl's Department Stores, Inc. and Draper Peaks, LLC dated January 11, 2008 and recorded January 23, 2008 as Entry No. 10328925 in Book 9561 at Page 4515 of the Official Records of Salt Lake County, Utah (the "First Amendment"); a Corrected First Amendment to Operation and Easement Agreement Between Kohl's Department Stores, Inc. and Draper Peaks, LLC dated September 29, 2009 and recorded September 30, 2009 as Entry No. 10807628 in Book 9767 at Page 2107 of the Official Records of Salt Lake County, Utah (the "Corrected First Amendment"); and a Second Amendment to Operation and Easement Agreement Between Kohl's Department Stores, Inc. and Draper Peaks, LLC dated September 29, 2009 recorded September 30, 2009 as Entry No. 10807735 in Book 9767 at Page 2810 of the Official Records of Salt Lake County, Utah (the "Second Amendment"). The Original OEA, the First Amendment, the Corrected First Amendment and the Second Amendment are sometimes referred to collectively in this Amendment as the "OEA".

B.

Capitalized terms which are used but not defined in this Amendment shall have the same meanings as set forth in the OEA.

C.

As set forth in the Second Amendment, Kohl's is the owner of a certain tract of land legally described in EXHIBIT A attached hereto and made a part hereof and identified as the "Kohl's Tract" on the site plan attached hereto as SUBSTITUTED EXHIBIT X and made a part hereof (the "Site Plan").

D.

As set forth in the Second Amendment, Developer is the owner of a certain tract of land legally described in EXHIBIT B attached hereto and made a part hereof and identified as the "Developer Tract" on the Site Plan.

E.

As set forth in the Second Amendment, Developer is also the owner of a certain tracts of land legally described in EXHIBIT C attached hereto and made a part hereof and identified as the "Outlot Tracts" on the Site Plan.

F.

Developer is the Approving Party in respect of Developer's Tracts and the Outlot Tracts, and Kohl's is the Approving Party in respect of the Kohl's Tract.

G.

Acting in accordance with Section 12,3 of the OEA, Kohl's and Developer desire to amend the OEA and to modify Section 3.3(b) and Section 7.1(a)(xx) of the OEA

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Section 3.3(b) of the OEA is amended to allow for Architectural Features as follows:

(b) No Building shall exceed the following height restrictions without the approval of the Approving Parties, which approval may be granted or withheld by the Approving Parties in their sole and absolute discretion:

(i)

On the Kohl's Tract

- thirty-five feet (35J) excluding

Architectural Features and forty-two feet (42') including Architectural Features

(ii)

On the Developer's Tract

- thirty-five feet (35') excluding

Architectural Features and forty-two feet (42') including Architectural Features

(iii)

On the Outlot Tracts

- twenty-five feet (25 s)

excluding (except as

  provided below)Architectural Features and

  thirty-two feet (32') including Architectural

  Features

(iv)

On Outlot Tracts F, I, J, K,

- thirty feet (30') excluding L, P, W and X

  Architectural Features and thirty-two feet

  (32') including

Architectural Features

Notwithstanding the foregoing, in the event the Building located on an Outlot Tract (except for Outlot Tracts O and W) is destroyed or demolished, the height limit for any new Building constructed on the Outlot Tract shall be twenty-five feet (25') excluding Architectural Features and twenty-eight feet (28') including Architectural Features.

Notwithstanding anything contained herein to the contrary: (a) the Building identified as Ross on the Site Plan shall not be in violation of the requirements under the Developer's Tract; (b) the heights of all Buildings in existence as of the date of this Amendment comply with the OEA, as amended by this Amendment; and (c) the height of any Building on Outlot Tract 0 shall be governed by the terms Corrected First Amendment.

2.

Section 7.1(a)(xx) of the OEA is amended and restated in its entirety to read as follows:

"Any massage parlor (except that this provision shall not prohibit massages in connection with a beauty salon, day club, health club, athletic facility or such other first-class therapeutic massage parlor facility such as Massage Envy); and"

3.

The Exhibit attached to this Amendment which is titled "Substituted Exhibit X", which is incorporated herein by this reference, is hereby substituted for the form Exhibit X as attached to the Second Amendment. The purpose of this Substituted Exhibit X is to show all information required to be included on such Exhibit and modify cross parking easement rights as set forth in the note section of "Substituted Exhibit X."

4.

Kohl's and Developer acknowledge that, in order to reconfigure 12300 South Street and its turn lanes, the Utah Department of Transportation has taken or is proposing to take a small portion of the land at the front of the Shopping Center affecting the access land on the Kohl's Tract and some adjoining parking spaces on Developer's Tracts. This taking affects the current parking plan for the Shopping Center on Developer's Tracts. Notwithstanding section 4.2 parking requirements, Kohl's and Developer agree to the revised parking plan and cross parking easement arrangement set forth on Substituted Exhibit X. Notwithstanding the foregoing, the parking requirements for Outlot Tract M and Outlot Tract N may be satisfied only based on the number of parking spaces actually located within those two Outlot Tracts and cross parking easements only between those two Outlot Tracts, and shall not be satisfied by cross parking easements between those two Outlot Tracts and the Kohl's Tract, the Developer's Tracts or the other Outlot Tracts.

5.

This Amendment may be executed in counterparts. Counterpart signature pages may be exchanged by telecopy, email or other forms of electronic transmission.

6.

In the event of any inconsistency between the terms of this Amendment and the OEA, the terms of this Amendment shall control. Except as modified by this Amendment, the OEA shall continue in full force and effect.

[Signatures commence on following page]

IN WITNESS WHEREOF, the parties have executed this Third Amendment to Operations and Easement Agreement this      day of  , 2011.

KOHL'S DEPARTMENT STORES, INC.
a Delaware Corporation

By: Michael D. Distel

Its; Senior Vice President of Real Estate

Attest:

By: Richard D. Schepp Its: Secretary

STATE OF WISCONSIN

COUNTY OF WAUKESHA

On the day of , 2011 personally appeared before me Michael

D. Distel and Richard D. Schepp who duly acknowledged to me that they executed the foregoing Third Amendment as Senior Vice President of Real Estate and as Secretary of KOHL'S DEPARTMENT STORES.

Notary Public

My Commission Expires:

DRAPER PEAKS, L.L.C.
a Utah limited liability company by its following Managers:

THE BOYER COMPANY, L.C., a Utah limited liability company	ARBOR COMMERCIAL REAL ESTATE, L.L.C., a Utah limited liability company

By:	By:
Name:	Name:
Its:	Its:

STATE OF UTAH
COUNTY OF SALT LAKE

On the day of  , 2011 personally appeared before me Devon M.

Glenn, who duly acknowledged to me that he executed the foregoing Third Amendment as Manager of THE BOYER COMPANY, L.C, a Manager of DRAPER PEAKS, L.L.C.

Notary Public

My Commission Expires:

STATE OF UTAH
COUNTY OF SALT LAKE

On the day of , 2011 personally appeared before me John

Gust, who duly acknowledged to me that he executed the foregoing Third Amendment as Manager for ARBOR COMMERCIAL REAL ESTATE, LLC, a manager of DRAPER PEAKS, L.L.C.

Notary Public

My Commission Expires:

EXHIBIT “A”

Legal Description of Kohl's

 Tract Legal Description of the Kohl's Tract;

Lot 1, DRAPER PEAKS, a Commercial Subdivision, according to the official plat thereof as recorded as Entry No. 8966306 in Book 2004P, Page 23 in the office of the Salt Lake County Recorder.

EXHIBIT “B”

Legal Description of Developer's Tract

PHASE 1

Lot 4, DRAPER PEAKS, a Commercial Subdivision, according to the official plat thereof as recorded as Entry No. 8966306 in Book 2004P, Page 23 in the office of the Salt Lake County Recorder.

PHASE 2

Lots 1, 2, 4, 5 and 6, DRAPER PEAKS PHASE 2, A Commercial Subdivision, according to the official plat thereof, filed in Book "2006P" of Plats, at Page 138 of the Official Records of the Salt Lake County Recorder,

LESS AND EXCEPTING THEREFROM the following described portion:

A part of Lot 1, Draper Peaks Phase 2, a Commercial Subdivision within the Southwest Quarter of Section 30, Township 3 South, Range 1 East, Salt Lake Base & Meridian, U.S. Survey, in Draper City, Salt Lake County, Utah:

Beginning at the Southwest Comer of said Lot 1 at a point on the North Line of 12300 South Street as it exists at 74.00 foot half-width located 1561.88 feet North 0°03'07" West along the Quarter Section Line; 1751.73 feet North 89°38'47" West along the centerline of 12300 South Street; and 74,00 feet North from the South Quarter Corner of said Section 30; and running thence North 168.43 feet along the West Line of said Lot 1; thence East 25,28 feet; thence South 0°07'37" West 46.75 feet; thence South 60°02'35" East 13.83 feet; thence South 0°07'37" West 115.00 feet to said North Line of 12300 South Street; thence North 89°38'47" West 36.90 feet along said North Line to the point of beginning.

LOTS 4, 5, AND 6 DESCRIBED ABOVE ARE THE SUBJECT OF A LOT LINE ADJUSTMENT AS EVIDENCED BY THAT CERTAIN NOTICE OF LOT LINE ADJUSTMENT RECORDED JUNE 10, 2009 AS ENTRY NO, 10725884, IN BOOK 9734, AT PAGE 2244 IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER, THE RESULTING BOUNDARIES OF WHICH ADJUSTED LOTS ARE DESCRIBED AS FOLLOWS:

"NEW LOT 4":

A part of DRAPER PEAKS PHASE 2, A Commercial Subdivision, within the Southwest Quarter of Section 30, Township 3 South,. Range 1 Bast. Salt Lake Base and Meridian. U.S. Survey, in Draper City, Salt Lake County, Utah, more particularly described as follows: BEGINNING at a point located 2628.44 feet North 0°03'07" West along the Quarter Section Line, and 1544.16 feet South 89°56'53" West, and 404.14 feet South 89°53'13" West along the South line of 12150 South Street, and 96,88 feet South 0°06'47" East, and 49.33 feet South 59°55'15" West, and 114.15 feet South 40°22'05" West from the South Quarter corner of said Section 30; and running thence along the Westerly line of Lot 2 of said Draper Peaks Phase 2 the following four courses: South 49°37'55" East 127.50 feet and South 40°22'05"

West 55.51 feet and South 16°34'53" West 61.41 feet; and South 50°02'44" West 16.36 feet to the Northeasterly line of the State Highway; thence along said Northeasterly line the following three courses; Northwesterly along the arc of a 765,78 foot radius curve to the left a distance of 139.46 feet (Center bears South 48°41'55" West; Central Angle equals 10°26'04" and Long Chord bears North 46°31'07" West 139.27 feet) to a point of tangency; and North 51°44'0" West 6.24 feet to a point of curvature; and Northwesterly along the arc of an 891.68 foot radius curve to the right a distance of 183.95 feet (Central Angle equals 11°49'11" and Long Chord bears North 45049'34" West 183.62 feet; thence North 40°22'05" Hast 108.31 feet; thence South 49°37'55" East 179.00 feet to the point of beginning.

[The said "New Lot 4" also being identified and depicted as "Lot 104" on that certain drawing entitled "Lot Line Adjustment - Draper Peaks Phase 2" prepared by Great Basin Engineering-South, as Drawing No. 08-148LLA, certified on December 5, 2008 by Bruce D. Pimper, Utah RLS No. 362256.]

"NEW LOT 5":

A part of DRAPER PEAKS PHASE 2, A Commercial Subdivision, within the Southwest Quarter of Section 30, Township 3 South, Range 1 East, Salt Lake Base and Meridian, U.S. Survey, in Draper City, Salt Lake County, Utah, more particularly described as follows; BEGINNING at the Northwest comer of Lot 2 of said Draper Peaks Phase 2 at a point on the South line of 12150 South Street as it has been widened to 33.00 foot half-width located 2628.44 feet North 0°03'07" West along the Quarter Section Line, and 1544.16 feet South 89°56'53" West, and 404.14 feet South 89°53'13" West along said South line from the South Quarter corner of said Section 30; and running thence along the Westerly line of said Lot 2 the following three courses: South 0°06'47" East 96.88 feet, and South 59°55'15" West 49,33 feet, and South 40°22'05" West 114.15 feet; thence North 49°37,55" West 64.00 feet; thence North 40°22'05" East 61,00 feet; thence North 49°37'55" West 141.90 feet; thence North 0°06'47" West 28.28 feet to the South line of 12150 South Street as it has been widened to 33.00 foot half-width; thence North 89°53'13" East 233.85 feet along said South line of 12150 South Street to the point of beginning.

[The said "New Lot 5" also being identified and depicted as "Lot 105" on that certain drawing entitled "Lot Line Adjustment - Draper Peaks Phase 2" prepared by Great Basin Engineering-South, as Drawing No. 08- 148LLA, certified on December 5, 2008 by Bruce D. Pimper, Utah RLS No. 362256.]

"NEW LOT 6":

A part of DRAPER PEAKS PHASE 2, A Commercial Subdivision, within the Southwest Quarter of Section 30, Township 3 South, Range 1 East, Salt Lake Base and Meridian, U,S. Survey, in Draper City, Salt Lake County, Utah, more particularly described as follows: BEGINNING at the most Northerly lot corner common to Lots 5 and 6 of said Draper Peaks Phase 2 at a point on the South line of 12150 South Street as it has been widened to 33.00 foot half-width located 2628.44 feet North 0°03'07" West along the Quarter Section Line, and 1544,16 feet South 89°56'53" West, and 637.99 feet South 89°53'13" West along said South line from the South Quarter corner of said Section 30; and running thence South 0°06'47" East 28.28 feet; thence South 49°37'55" East 141.90 feet; thence South 40°22'05" West 61.00 feet; thence North 49°37'55" West 115.00 feet; thence South 40°22'05" West 108.31 feet to the Northeasterly line of the State Highway; thence along the Northeasterly line of the Highway the following two courses: Northwesterly along the arc of an 891.68 foot radius curve to the right a distance of 30.99 feet (Center bears North 50°05'02" East: Central Angle equals 1°59'30" and Long Chord bears North 38°55'13" West 30.99 feet) to a point of compound curvature; and Northwesterly along the arc of a 910.79 foot radius curve to the right a distance of 132.33 feet (Central Angle equals 8°19'28" and Long Chord bears North 33°45'44" West 132.21 feet); thence North 22°33'45" East 41.19 feet to the South line of 12150 South Street as it has been widened to 33.00 foot half-width; thence along said South line the following two courses: Northeasterly along the arc of a 116.10 foot radius curve to the right a distance of 20.55 feet (Center bears South 11°36'50" East; Central Angle equals 10°08'34" and Long Chord bears North 83°27'26" East 20.53 feet); and North 89°53'13" East 145.86 feet to the point of beginning.

 [The said "New Lot 6" also being identified and depicted as "Lot 106" on that certain drawing entitled "Lot Line Adjustment - Draper Peaks Phase 2" prepared by Great Basin Engineering-South, as Drawing No. 08-148LLA, certified on December 5, 2008 by Bruce D. Pimper, Utah RLS No. 362256.]

EXHIBIT “C”

Legal Description of Outlot Tracts:

Those areas designated on the SITE PLAN as "Outlot N", "Outlot "M", "Outlot H", and "Outlot G" within the following described tracts:

Lots 2, 3, 5 and 6, DRAPER PEAKS, A Commercial Subdivision, according to the official plat thereof, filed in Book "2004P" of Plats, at Page 23 of the Official Records of the Salt Lake County Recorder.

LESS AND EXCEPTING THEREFROM the following portion conveyed to the UTAII DEPARTMENT OF TRANSPORTATION in that certain Warranty Deed recorded February 8, 2007 as Entry No. 9998588. in Book 9419, at Page 8976 of the official records of the Salt Lake County Recorder, to-wit:

A parcel of land in fee, for the addition of a Right Turn Pocket, incident to the widening of the existing State Highway known as Route 71, being a part of an entire tract of property, situate in Lot 2 in Draper Peaks, A Commercial Subdivision, according to the official plat thereof, as recorded in Book 2004P on Page 23, on file in the office of the Salt Lake County Recorder, a subdivision in the SW 1/4 of Section 30, Township 3 South, Range 1 East, Salt Lake Base and Meridian, The boundaries of said parcel of land are described as follows: Beginning from the Southwest corner of said Lot 2, and running thence North 00°07'30" East 10.00 feet along the west line of said Lot 2; thence South 89°38'44" East 21.07 feet; thence South 88°29'57" East 139.21 feet; thence South 01°30'03" West 10.00 feet to the southerly line of said Lot 2; thence along said southerly line the following two courses: 1) North 88°29'57" West 139.11 feet; and 2) North 89°38'44" West 20.93 feet to the point of beginning.

Those areas designated on the SITE PLAN as "Outlot F' "Outlot I, "Outlot J” and "Outlot K", and "Outlot L" within the following described tract:

Lot 4, DRAPER PEAKS, A Commercial Subdivision, according to the official plat thereof, filed in Book "2004P" of Plats, at Page 23 of the Official Records of the Salt Lake County Recorder.

Those areas designated on the SITE PLAN as "Outlot O", "Outlot "P", "Outlot Q” and "Outlot W" and "Outlot X" within the following described tracts:

Lots 1, 2, 4, 5 and 6, DRAPER PEAKS PHASE 2, A Commercial Subdivision, according to the official plat thereof, filed in Book "2006P" of Plats, at Page 138 of the Official Records of the Salt Lake County Recorder.

LOTS 4, 5, AND 6 DESCRIBED ABOVE ARE THE SUBJECT OF A LOT LINE ADJUSTMENT AS EVIDENCED BY THAT CERTAIN NOTICE OF LOT LINE ADJUSTMENT RECORDED JUNE 10, 2009 AS ENTRY NO. 10725884, IN BOOK 9734, AT PAGE 2244 IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER, THE

RESULTING BOUNDARIES OF WHICH ADJUSTED LOTS ARE DESCRIBED AS FOLLOWS:

"NEW LOT 4":

A part of DRAPER PEAKS PHASE 2, A Commercial Subdivision, within the Southwest Quarter of Section 30, Township 3 South, Range 1 East, Salt Lake Base and Meridian, U.S. Survey, in Draper City, Salt Lake County, Utah, more particularly described as follows: BEGINNING at a point located 2628.44 feet North 0°03'07" West along the Quarter Section Line, and 1544.16 feet South 89°56'53" West, and 404.14 feet South 89°53,13" West along the South line of 12150 South Street, and 96.88 feet South 0°06'47" East, and 49.33 feet South 59°55'15" West, and 114.15 feet South 40°22,05" West from the South Quarter corner of said Section 30; and running thence along the Westerly line of Lot 2 of said Draper Peaks Phase 2 the following four courses: South 49°3T55" East 127.50 feet and South 40°22'05" West 55.51 feet and South I6°34'53" West 61.41 feet; and South 50°02'44" West 16.36 feet to the Northeasterly line of the State Highway; thence along said Northeasterly line the following three courses: Northwesterly along the arc of a 765.78 foot radius curve to the left a distance of 139.46 feet (Center bears South 48°41'55" West; Central Angle equals 10°26'04" and Long Chord bears North 46°31'07" West 139.27 feet) to a point of tangency; and North 5I°44'10" West 6.24 feet to a point of curvature; and Northwesterly along the arc of an 891.68 foot radius curve to the right a distance of 183.95 feet (Central Angle equals ll°49Tr and Long Chord bears North 45°49'34" West 183,62 feet: thence North 40°22'05" East 308.31 feet; thence South 49°37'55'" East 179.00 feet to the point of beginning.

[The said "New Lot 4" also being identified and depicted as "Lot 104" on that certain drawing entitled "Lot Line Adjustment - Draper Peaks Phase 2" prepared by Great Basin Engineering-South, as Drawing No. 08-148LLA, certified on December 5, 2008 by Bruce D. Pimper, Utah RLS No. 362256,]

“NEW LOT 5":

A part of DRAPER PEAKS PHASE 2, A Commercial Subdivision, within the Southwest Quarter of Section 30, Township 3 South, Range 3 East, Salt Lake Base and Meridian, U.S. Survey, in Draper City, Salt Lake County, Utah, more particularly described as follows: BEGINNING at the Northwest corner of Lot 2 of said Draper Peaks Phase 2 at a point on the South line of 12150 South Street as it has been widened to 33.00 foot half-width located 2628.44 feet North 0°03'07" West along the Quarter Section Line, and 1544.16 feet South 89°56'53" West, and 404.14 feet South 89°53'13" West along said South line from the South Quarter comer of said Section 30; and running thence along the Westerly line of said Lot 2 the following three courses: South 0°06'47" East 96.88 feet, and South 59°55'15" West 49.33 feet, and South 40°22'05" West 114.15 feet; thence North 49°37'55" West 64,00 feet; thence North 40°22'05" East 61.00 feet; thence North 49°37'55" West 141.90 feet; thence North 0°06'47" West 28.28 feet to the South line of 12150 South Street as it has been widened to 33,00 foot half-width; thence North 89°53'13" East 233.85 feel along said South line of 12150 South Street to the point of beginning.

[The said "New Lot 5" also being identified and depicted as "Lot 105" on that certain drawing entitled "Lot Line Adjustment - Draper Peaks Phase 2" prepared by Great Basin Engineering-South, as Drawing No, 08- 148LLA, certified on December 5, 2008 by Bruce D. Pimper, Utah RLS No. 362256.]

"NEW LOT 6":

A part of DRAPER PEAKS PHASE 2, A Commercial Subdivision, within the Southwest Quarter of Section 30, Township 3 South, Range 3 East, Salt Lake Base and Meridian, U.S. Survey, in Draper City, Salt Lake County, Utah, more particularly described as follows: BEGINNING at the most Northerly lot comer common to Lots 5 and 6 of said Draper Peaks Phase 2 at a point on the South line of 12150 South Street as it has been widened to 33.00 foot half-width located 2628.44 feet North 0°03'07" West along the Quarter Section Line, and 1544.16 feet South 89°56'53" West, and 637.99 feet South 89°53'53" West along said South line from the South Quarter corner of said Section 30; and running thence South 0°06'47" East 28.28 feet; thence South 49°37'55" East 141.90 feel; thence South 40°22'05" West 61.00 feet; thence North 49°37'55" West 115.00 feet; thence South 40°22'05" West 108.31 feet to the Northeasterly line of the State Highway; thence along the Northeasterly line of the Highway the following two courses: Northwesterly along the arc of an 891.68 foot radius curve to the right a distance of 30.99 feet (Center bears North 50°05'02" East; Central Angle equals 1°59'30" and Long Chord bears North 38°55'13" West 30,99 feet) to a point of compound curvature; and Northwesterly along the arc of a 910.79 foot radius curve to the right a distance of 132.33 feet (Central Angle equals 8°19'28" and Long Chord bears North 33°45'44" West 132.21 feet); thence North 22°33'45" East 41.19 feet to the South line of 12150 South Street as it has been widened to 33.00 foot half-width; thence along said South line the following two courses: Northeasterly along the arc of a 116.10 foot radius curve to the right a distance of 20.55 feet (Center bears South 11°36'50" East; Central Angle equals 10°08'34" and Long Chord bears North 83°27'26" East 20.53 feet); and North 89°53'13" East 145.86 feet to the point of beginning.

[The said "New Lot 6" also being identified and depicted as "Lot 106" on that certain drawing entitled "Lot Line Adjustment - Draper Peaks Phase 2" prepared by Great Basin Engineering-South, as Drawing No. 08-148LLA, certified on December 5, 2008 by Bruce D. Pimper, Utah RLS No. 362256.]

SUBSTITUTED EXHIBIT "X"

(Copy Attached)

EXHIBIT “H”
TO
SIXTEENTH AMENDMENT TO AGREEMENT

Form of Consent of Michael's, Ross and Office Depot

CONSENT AND ESTOPPEL

TO:

Draper Peaks, LLC, a Utah limited liability company, Inland Real Estate Acquisitions, Inc., Inland Diversified Draper Peaks, L.L.C., and their respective, lenders, affiliates, successors and assigns (collectively, the "Landlord")

RE:

Shopping Center Lease, dated June 1, 2004 (as amended, the "Lease"), between Draper Peaks, LLC, as landlord, and Michaels Stores, Inc., a Delaware corporation, as tenant.

Ladies and Gentlemen:

Tenant hereby consents to the Third Amendment to Operation and Easement Agreement between Kohl's Department Stores, Inc. and Draper Peaks, LLC (the "Amendment") in the form attached hereto has Exhibit A.

MICHAELS STORES, INC., a Delaware corporation

By:

Name:

Its:

Date:

Exhibit A

Form of Amendment

[See attached]

CONSENT AND ESTOPPEL

TO:

Draper Peaks, LLC, a Utah limited liability company, Inland Real Estate Acquisitions, Inc., Inland Diversified Draper Peaks, L.L.C., and their respective, lenders, affiliates, successors and assigns (collectively, the "Landlord")

RE:

Lease, dated November 29, 2005 (the "Lease"), between Draper Peaks, LLC, as landlord, and Ross Dress For Less, Inc., a Virginia corporation, as tenant.

Ladies and Gentlemen:

Tenant agrees and certifies to the Landlord that:

(1)

the operation of Massage Envy in the Shopping Center (as defined in the Lease), is not a violation of the Lease, including without limitation Section 3.2.1 of the Lease;

(2)

Tenant hereby consents to the Third Amendment to Operation and Easement Agreement between Kohl's Department Stores, Inc. and Draper Peaks, LLC (the "Amendment") in the form attached hereto has Exhibit A; and

(3)

Tenant hereby consent to the re-striping of the parking area as depicted in Exhibit B attached hereto.

ROSS DRESS FOR LESS, INC., a Virginia corporation

By:

Name:

Its:

Date:

Exhibit A

Form of Amendment

[See attached]

Exhibit B

Depiction of Re-Striped Parking Area

[See attached]

CONSENT AND ESTOPPEL

TO:

Draper Peaks, LLC, a Utah limited liability company, Inland Real Estate Acquisitions, Inc., Inland Diversified Draper Peaks, L.L.C., and their respective, lenders, affiliates, successors and assigns (collectively, the "Landlord")

RE:

Lease, dated July 5, 2006 (the "Lease"), between Draper Peaks, LLC, as landlord, and Office Depot, Inc., as tenant.

Ladies and Gentlemen:

Tenant hereby consents to the Third Amendment to Operation and Easement Agreement between Kohl's Department Stores, Inc. and Draper Peaks, LLC (the "Amendment") in the form attached hereto has Exhibit A.

OFFICE DEPOT, INC., a Delaware corporation

By:

Name:

Its:

Date:

Exhibit A

Form of Amendment

[See attached]

EXHIBIT “I”
TO
SIXTEENTH AMENDMENT TO AGREEMENT

Copy of UDOT Notice of Taking

UTAH DEPARTMENT OF TRANSPORTATION

February 21, 2011

Draper Peaks

Attn: John Gust

126 W Sego Lily Dr #27

Sandy, UT 84070

Dear John Gust:

The Utah Department of Transportation (UDOT) has prepared an offer to purchase your property, which is located at 111 E 12300 S. Draper, UT 84020; UDOT has assigned parcel number(s) 08:E to your property. The property has been valued using standard appraisal methods. Based on those methods, the Utah Department of Transportation hereby makes an offer to purchase your property for $3,600.00.

Please review all the enclosed documents. I will be pleased to visit with you or your representative to discuss the offer and to answer any questions you might have about the acquisition process.

•

Agency’s Brochure

•

Offer to Purchase

•

Statement of Just Compensation

•

Right of Way Contract

•

Temporary Easement

•

Map and legal description

•

Executive Summary of Property Owner's Rights

I will be calling you to discuss the enclosed documents and to answer any questions you may have regarding this UDOT Project. If you don’t hear from me in the next couple of days it might mean that I have been unable to locate a good telephone number for you. As that may be the case, please give me a call and leave your contact phone number and best time to contact you. My contact information is on my business card and also printed below. For your records please make yourself a copy of the documents you are signing and sending back.

If you are in agreement with our offer, please sign the contract, offer to purchase, and or deed(s)/easement(s). All deed(s) and or easement(s) must be signed and notarized. Once all of the required documents have been signed and approved by the Department, closing documents will be prepared. Please note the signed documents are still an option until approved by the Director of Right of Way. Upon receipt of the signed papers a check will be issued payable to you after all applicable liens have been paid. This payment along with a copy of the fully executed contract will be returned to you in approximately six weeks. If you have any questions about the closing or acquisition process, please contact me at your earliest convenience. On behalf of the Department, I look forward to working with you.

Sincerely,

/s/ Lamar A. Mabey
LaMar A. Mabey (Consultant)

(801)837-1990

Acquisition Agent / Right of Way Division

Utah Department of Transportation

EXHIBIT “J”
TO
SIXTEENTH AMENDMENT TO AGREEMENT

Proposed Reconfiguration of Kohl's Entrance Area

[Attached]

EXHIBIT “K”
TO
SIXTEENTH AMENDMENT TO AGREEMENT

Proposed Restriping and Modification Plan for Parking Lots on Property.

[Attached]

02/16/2011 Page 71

Exhibit “L”
to
SIXTEENTH AMENDMENT TO AGREEMENT

Audit Letter

[To be attached]

02/16/2011 Page 72

KPMG LLP

303 E. Wacker Drive

Chicago, IL 60601

Current Date (date must be the date of completion of audit Field work)

Ladies and Gentlemen:

We are providing this letter in connection with your audit of the Historical Summary of Gross Income an Direct Operating Expenses ("Historical Summary") of The "Property's; Name (the "Property") for the year ended December 31, 2010 for the purpose of expressing an opinion as to whether the Historical Summary presents fairly, in all material respects, the gross income and direct operating expenses in conformity with the CASH or ACCRUAL (choose One) method of accounting.

Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in the light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

We confirm, to the best of our knowledge and belief, the following representations made to you during your audit:

1.

We have made available to you all financial records and related data

2.

There are no:

a.

Violations or possible violations of laws or regulations, whose effects should be considered for disclosure in the Historical Summary or as a basis for recording a loss contingency.

b.

Unasserted claims or assessments that our lawyers have advised us are probable of assertion and must be disclosed in accordance with FASB Accounting Standards Codification (ASC) 450, Contingencies.

c.

Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by FASB ASC 450, Contingencies.

d.

Material transactions that have not been properly recorded in the accounting records underlying the Historical Summary.

e.

Events that have occurred subsequent to the Historical Summary date and through the date of this letter that would require adjustment to or disclosure in the Historical Summary.

3.

We acknowledge our responsibility for the design and implementation of programs and controls to prevent, deter and detect fraud. We understand that the term "fraud" includes misstatements arising from fraudulent financial reporting and misstatements arising from misappropriation of assets.

4.

We have no knowledge of any fraud or suspected fraud affecting the entity involving:

a.

Management,

b.

Employees who have significant roles in internal control over financial reporting, or

02/16/2011 Page 73

c.

Others where the fraud could have a material effect on the Historical Summary.

5.

We have no knowledge of any allegations of fraud or suspected fraud affecting the entity received in communications from employees, former employees, or others.

6.

We have no knowledge of any officer or director of the Property, or any other person acting under the direction thereof, having taken any action to fraudulently influence, coerce, manipulate or mislead you during your audit.

7.

The Property has complied with all aspects of contractual agreements that would have a material effect on the Historical Summary in the event of noncompliance.

8.

All income from operating leases is included as gross income in the Historical Summary. No other forms of revenue are included in the Historical Summary.

Further, we confirm that we are responsible for the fair presentation in the Historical Summary, results of Gross Income and Direct Operating Expenses for the year ended December 31, 2010 in conformity with the GASH or ACCRUAL (choose one) method of accounting

Very truly yours,

(Name of owner)

Name _

Insert Nam. and Title (Should be individual signing the purchase and sale-agreement)
Name

Insert Name and Title (Should be primary accounting decision maker)

02/16/2011 Page 74

EXHIBIT “M”
TO
SIXTEENTH AMENDMENT TO AGREEMENT

Delinquency Report

[Attached]

02/16/2011 Page 75

SEVENTEENTH AMENDMENT TO AGREEMENT
(Draper Peaks Shopping Center)

THIS SEVENTEENTH AMENDMENT TO AGREEMENT (the "Amendment") is executed as of the 31st day of May, 2011 by and among DRAPER PEAKS, L.L.C., a Utah limited liability company ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation ("Purchaser"). Seller and Purchaser are sometimes collectively referred to in this Agreement as the "Parties" or individually as a "Party".

RECITALS

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and executed the following amendments thereto: June 14, 2010, an Amendment to Agreement; July 29, 2010, a Second Amendment to Agreement; August 18, 2010, a Third Amendment to Agreement; August 30, 2010, a Fourth Amendment to Agreement; September 21, 2010, a Fifth Amendment to Agreement; September 29, 2010, a Sixth Amendment to Agreement; October 12, 2010, a Seventh Amendment to Agreement; October 26, 2010, an Eighth Amendment to Agreement; November 2, 2010, a Ninth Amendment to Agreement; November 11, 2010, a Tenth Amendment to Agreement; December 3, 2010, an Eleventh Amendment to Agreement; January 10, 2011, a Twelfth Amendment to Agreement; February 17, 2011, a Thirteenth Amendment to Agreement; February 23, 2011, a Fourteenth Amendment to Agreement; March 3, 2011, a Fifteenth Amendment to Agreement; and March 9, 2011, a Sixteenth Amendment to Agreement (the "Sixteenth Amendment") (such agreements and amendments being referred to in this Amendment, collectively, as the "Agreement") pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Salt Lake County, Utah, as more fully described in the Agreement.

B.

The Parties desire to modify the Agreement such that the Agreement, as modified by this Amendment, shall constitute a binding integrated agreement between the Parties.

C.

Seller still not having satisfied the Conditions Precedent as set forth in the Sixteenth
Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.

Section 21 ( c) (ii) The Initial Closing Date is hereby extended from "May 31, 2011" to "June 1,2011."

2.

Effect of Amendment. In the event of any inconsistency between this Amendment and the provisions of the Agreement, the terms and provisions of this Amendment shall control.

(Signatures begin on following page)

1

02/16/2011 Page 76

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first set forth above.

“SELLER”

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

“PURCHASER”

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

 /s/ Lou Quilici

Name:

 Lou Quilici

Its:

 SRVP

02/16/2011 Page 77

EIGHTEENTH AMENDMENT TO AGREEMENT
(Draper Peaks Shopping Center)

THIS EIGHTEENTH AMENDMENT TO AGREEMENT (the “Amendment”) is executed as of the 1st day of June, 2011 by and among DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation (“Purchaser”). Seller and Purchaser are sometimes collectively referred to in this Agreement as the “Parties” or individually as a “Party”.

RECITALS

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and executed the following amendments thereto:  June 14, 2010, an Amendment to Agreement; July 29, 2010, a Second Amendment to Agreement; August 18, 2010, a Third Amendment to Agreement; August 30, 2010, a Fourth Amendment to Agreement; September 21, 2010, a Fifth Amendment to Agreement; September 29, 2010, a Sixth Amendment to Agreement; October 12, 2010, a Seventh Amendment to Agreement; October 26, 2010, an Eighth Amendment to Agreement; November 2, 2010, a Ninth Amendment to Agreement; November 11, 2010, a Tenth Amendment to Agreement; December 3, 2010, an Eleventh Amendment to Agreement; January 10, 2011, a Twelfth Amendment to Agreement; February 17, 2011, a Thirteenth Amendment to Agreement; February 23, 2011, a Fourteenth Amendment to Agreement; March 3, 2011, a Fifteenth Amendment to Agreement; and March 9, 2011, a Sixteenth Amendment to Agreement and a Seventeenth Amendment dated May 31, 2011 (such agreements and amendments being referred to in this Amendment, collectively, as the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Salt Lake County, Utah, as more fully described in the Agreement.

B.

The Parties desire to modify the Agreement such that the Agreement, as modified by this Amendment, shall constitute a binding integrated agreement between the Parties.

C.

Seller still not having satisfied the Conditions Precedent as set forth in the Sixteenth Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.

Section 21 ( c) (ii)   The Initial Closing Date is hereby extended from “June 1, 2011” to “June 2, 2011.”

2.

Effect of Amendment.  In the event of any inconsistency between this Amendment and the provisions of the Agreement, the terms and provisions of this Amendment shall control.

(Signatures begin on following page)

02/16/2011 Page 78

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first set forth above.

“SELLER”

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

“PURCHASER”

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By: /s/ Sharon Anderson Cox

Name: Sharon Anderson-Cox

Its: VP

02/16/2011 Page 79

NINETEENTH AMENDMENT TO AGREEMENT
(Draper Peaks Shopping Center)

THIS NINETEENTH AMENDMENT TO AGREEMENT (the “Amendment”) is executed as of the 2nd day of June, 2011 by and among DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation (“Purchaser”). Seller and Purchaser are sometimes collectively referred to in this Agreement as the “Parties” or individually as a “Party”.

RECITALS

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and executed the following amendments thereto:  June 14, 2010, an Amendment to Agreement; July 29, 2010, a Second Amendment to Agreement; August 18, 2010, a Third Amendment to Agreement; August 30, 2010, a Fourth Amendment to Agreement; September 21, 2010, a Fifth Amendment to Agreement; September 29, 2010, a Sixth Amendment to Agreement; October 12, 2010, a Seventh Amendment to Agreement; October 26, 2010, an Eighth Amendment to Agreement; November 2, 2010, a Ninth Amendment to Agreement; November 11, 2010, a Tenth Amendment to Agreement; December 3, 2010, an Eleventh Amendment to Agreement; January 10, 2011, a Twelfth Amendment to Agreement; February 17, 2011, a Thirteenth Amendment to Agreement; February 23, 2011, a Fourteenth Amendment to Agreement; March 3, 2011, a Fifteenth Amendment to Agreement; March 9, 2011, a Sixteenth Amendment to Agreement (the “Sixteenth Amendment”); May 31, 2011, a Seventeenth Amendment to Agreement; and June 1, 2011, an Eighteenth Amendment to Agreement (such agreements and amendments being referred to in this Amendment, collectively, as the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Salt Lake County, Utah, as more fully described in the Agreement.

B.

The Parties desire to modify the Agreement such that the Agreement, as modified by this Amendment, shall constitute a binding integrated agreement between the Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.

Defined Terms.  Capitalized terms used but not otherwise defined herein shall have their meanings set forth in the Agreement.

2.

Replacement of Guaranty.  The Guaranty attached to the Sixteenth Amendment as Exhibit “C” thereto is hereby replaced with the Guaranty attached to this Amendment as Exhibit “A” and incorporated herein by reference.  All references in the Agreement to the Guaranty shall mean the Guaranty in the form attached to this Amendment as Exhibit “A.”

3.

Replacement of New Exhibit “B”.  The rent roll attached to the Sixteenth Amendment as Exhibit “B” thereto is hereby replaced with the rent roll attached to this Amendment as Exhibit “B” and incorporated herein by reference.  All references in the Agreement to the “New Exhibit B” shall mean the rent roll in the form attached to this Amendment as Exhibit “B.”  Seller represents and warrants that New Exhibit “B” is, to its Knowledge, true and correct as of the dates thereof.

02/16/2011 Page 80

4.

Initial Closing Date.  The Initial Closing Date is hereby extended to June 8, 2011.  The Purchaser shall have no additional options to extend the Initial Closing Date.

5.

Deposit.  The Deposit, including, without limitation, the amounts deposited pursuant to Section 21(c) of the Sixteenth Amendment, is non-refundable to Purchaser, except as a result of (a) Seller’s material breach of its obligations under the Agreement, or (b) the failure of the Outstanding Conditions Precedent (defined below) to be satisfied.  For all purposes of the Agreement the Deposit shall include the amounts deposited pursuant to Section 21(c) of the Sixteenth Amendment.

6.

Amendment to Section 21(d).  Section 21(d) of the Sixteenth Amendment is hereby deleted in its entirety and replaced with the following:

d.

DEFAULT BY PURCHASER; LIQUIDATED DAMAGES.  IF THE CLOSING DOES NOT OCCUR ON OR BEFORE JUNE 8, 2011 FOR ANY REASON, OTHER THAN AS A RESULT OF A MATERIAL DEFAULT BY SELLER OR THE FAILURE OF THE OUTSTANDING CONDITIONS PRECEDENT TO BE SATISFIED, THEN SELLER SHALL BE ENTITLED, AS IT’S SOLE AND EXCLUSIVE REMEDY IN REGARD TO THE FAILURE OF PURCHASER TO CLOSE UPON THE ACQUISITION OF THE PROPERTY AT THE INITIAL CLOSING FOR ANY REASON, OTHER THAN AS A RESULT OF A MATERIAL DEFAULT BY SELLER OR THE FAILURE OF THE OUTSTANDING CONDITIONS PRECEDENT TO BE SATISFIED, ON OR BEFORE JUNE 8, 2011, TO RECEIVE AND RETAIN AS LIQUIDATED DAMAGES THE DEPOSIT, IT BEING ACKNOWLEDGED THAT THE DEPOSIT WILL CONSTITUTE LIQUIDATED DAMAGES FOR THE FAILURE OF PURCHASER TO CLOSE WHEN REQUIRED TO DO SO BY THE TERMS OF THE AGREEMENT.  PURCHASER AND SELLER ACKNOWLEDGE AND RECITE THAT SUCH LIQUIDATED DAMAGES ARE REASONABLE CONSIDERING ALL OF THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AMENDMENT, INCLUDING THE RELATIONSHIP OF SUCH SUM TO THE RANGE OF HARM TO SELLER THAT COULD BE ANTICIPATED AND THE ANTICIPATION THAT PROOF OF CAUSATION, FORESEEABILITY, AND ACTUAL DAMAGES WOULD BE COSTLY OR INCONVENIENT.  IN PLACING THEIR INITIALS BELOW, PURCHASER AND SELLER SPECIFICALLY CONFIRM THE ACCURACY OF SUCH FACTS AND THE FACT THAT EACH OF THEM WAS REPRESENTED BY LEGAL COUNSEL WHO EXPLAINED THE CONSEQUENCES OF THIS PARAGRAPH AT THE TIME THIS AMENDMENT WAS MADE.

SELLER'S INITIALS    PURCHASER'S INITIALS

1.

Conditions Precedent.  Purchaser acknowledges and agrees that all of the Conditions Precedent are hereby fully and completely satisfied, except for the following (collectively, the “Outstanding Conditions Precedent”):

02/16/2011 Page 81

a.

The existing lender shall be ready willing and able to close upon the assumption of the existing loan consistent with the terms of the Agreement pursuant to the forms of documents previously delivered by the existing lender;

b.

Purchaser shall have obtained necessary updates to the survey and Pro Forma Title Policy to reflect the recording of the conveyance documents in the UDOT Settlement Documents.  Purchaser shall be responsible for coordinating all such updates.  Purchaser acknowledges that the UDOT Settlement Documents have been approved by Purchaser; and

c.

Receipt by Purchaser of the fully-executed Goodwood Consent and the Goodwood tenant estoppel certificate in the forms previously delivered to Purchaser.

8.

Closing Adjustments.  Seller agrees that Purchaser shall be entitled to a credit against the Purchase Price at Closing in the amount of $18,000, pro-rated for the month of June based on the actual number of days elapsed (which amount was given as a credit to Office Depot as a one-time rent credit).

9.

Ross Door.  Seller shall reimburse Ross Stores for the costs and expenses incurred by Ross Stores for the front door repair which Ross Stores references in the estoppel certificate delivered in connection with the Initial Closing, within five (5) days of Seller’s receipt of an invoice from Ross showing the amount of such repair.  In the event Purchaser receives such invoice, Purchaser shall promptly send such invoice to Seller. The foregoing provisions shall survive the Initial Closing.

10.

Miscellaneous.

a.

Governing Law, Venue and Jurisdiction.  The Agreement is governed by, and will be construed in accordance with, the laws of the State of Utah without giving effect to its choice of laws rules that would apply the laws of another jurisdiction.

b.

Further Assurances.  Seller and Purchaser shall execute and deliver all instruments and documents and take all actions as may be reasonably required or appropriate to carry out the purposes of the Agreement.

c.

Confidentiality.  Purchaser acknowledges and agrees that any and all non-public information documents, studies, reports, surveys and property records relating to the ownership, operation and maintenance of the Property provided to Purchaser by Seller or acquired by Purchaser from Purchaser's own due diligence investigations (“Confidential Information”), are proprietary and confidential in nature and have been or will be made available to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property.  Prior to the Initial Closing, Purchaser agrees not to disclose any of the Confidential Information to any person outside of Purchaser's organization except: (i) to Purchaser's attorneys, accountants, lenders or prospective lenders (collectively, the “Permitted Outside Parties”), who shall agree in writing to be bound by the provisions of this Paragraph; or (ii) as may be required by law (including SEC filings), in which event Purchaser shall use commercially reasonable efforts to notify Seller of any required disclosure prior to releasing any information.  In permitting Purchaser and the Permitted Outside Parties to review Confidential Information to assist Purchaser, Seller has not waived any privilege or claim of confidentiality with respect to the Confidential Information, and no third person right, benefit or relationship of any kind, either

02/16/2011 Page 82

expressed or implied, shall be deemed to have been created or arisen as a result of Seller’s actions, and any such claims are expressly rejected by Seller and waived by Purchaser.

d.

Counterparts and Electronic Signatures.  The Agreement may be executed in counterparts, each of which is deemed an original and all of which together constitute one document.  Counterpart signature pages may be delivered by telecopier, email or other means of electronic transmission.

e.

Time of Essence.  Time and strict and punctual performance are of the essence with respect to each provision of the Agreement, except as otherwise expressly provided in the Agreement.

f.

Attorneys' Fees.  The prevailing Party in any litigation, Arbitration, bankruptcy, insolvency, or other proceeding (“Proceeding”) relating to the enforcement or interpretation of the Agreement may recover from the unsuccessful Party all costs, expenses, and actual attorneys' fees (including expert witness and other consultants' fees and costs) relating to or arising out of (i) the Proceeding (whether or not the Proceeding proceeds to judgment), and (ii) any post-judgment or post-award proceeding including, without limitation, one to enforce or collect any judgment or award resulting from the Proceeding.  All such judgments and awards shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorneys' fees.

g.

Modification.  The Agreement may be modified only by an agreement in writing executed by the Party to the Agreement against whom enforcement of the modification is sought.

h.

Prior Understandings; Integration.  The Agreement and all agreements, instruments and documents specifically referred to and executed or to be executed in connection with the Agreement: (i) contain the entire and final agreement of Seller and Purchaser with respect to the subject matter of the Agreement, and (ii) supersede all negotiations, Agreements of intent, offers, stipulations, understandings, agreements, representations and warranties, if any, with respect to such subject matter, which precede or accompany the execution of the Agreement.

i.

Construction.  The captions and headings of the various Paragraphs of this Amendment are for convenience only and are not to be construed as defining or as limiting in any way the scope or intent of the provisions hereof.  Wherever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable. References to a “Paragraph” or subparagraph by number or number and letter shall be deemed to be a reference to the corresponding Paragraph or subparagraph of this Amendment unless otherwise identified as a reference to another agreement, instrument or document, or unless the context clearly requires otherwise.

11.

Effect of Amendment.  In the event of any inconsistency between this Amendment and the provisions of the Agreement, the terms and provisions of this Amendment shall control.

02/16/2011 Page 83

(Signatures begin on following page)

02/16/2011 Page 84

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first set forth above.

“SELLER”

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Managers

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

ARBOR COMMERCIAL REAL ESTATE, L.L.C., a Utah limited

 liability company

By:

/s/ John Gust

Name:

John Gust

Its:

Member/Manager

“PURCHASER”

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

SRVP

02/16/2011 Page 85

LIST OF EXHIBITS

Exhibit “A” – Form of Guaranty
Exhibit “B” – Delinquency Report

02/16/2011 Page 86

TWENTIETH AMENDMENT TO AGREEMENT
(Draper Peaks Shopping Center)

THIS TWENTIETH AMENDMENT TO AGREEMENT (the “Amendment”) is executed as of the 8th day of June, 2011 by and among DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation (“Purchaser”). Seller and Purchaser are sometimes collectively referred to in this Agreement as the “Parties” or individually as a “Party”.

RECITALS

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and executed the following amendments thereto:  June 14, 2010, an Amendment to Agreement; July 29, 2010, a Second Amendment to Agreement; August 18, 2010, a Third Amendment to Agreement; August 30, 2010, a Fourth Amendment to Agreement; September 21, 2010, a Fifth Amendment to Agreement; September 29, 2010, a Sixth Amendment to Agreement; October 12, 2010, a Seventh Amendment to Agreement; October 26, 2010, an Eighth Amendment to Agreement; November 2, 2010, a Ninth Amendment to Agreement; November 11, 2010, a Tenth Amendment to Agreement; December 3, 2010, an Eleventh Amendment to Agreement; January 10, 2011, a Twelfth Amendment to Agreement; February 17, 2011, a Thirteenth Amendment to Agreement; February 23, 2011, a Fourteenth Amendment to Agreement; March 3, 2011, a Fifteenth Amendment to Agreement; and March 9, 2011, a Sixteenth Amendment to Agreement and a Seventeenth Amendment dated May 31, 2011, an Eighteenth Amendment to Agreement dated June 1, 2011 and a Nineteenth Amendment dated June 2, 2011 (such agreements and amendments being referred to in this Amendment, collectively, as the “Agreement”) pertaining to the sale and purchase of certain real property consisting of a retail shopping center located in Draper, Salt Lake County, Utah, as more fully described in the Agreement.

B.

The Parties desire to modify the Agreement such that the Agreement, as modified by this Amendment, shall constitute a binding integrated agreement between the Parties.

C.

Seller still not having satisfied the Conditions Precedent as set forth in the Nineteenth Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.

Paragraph 4:  The Initial Closing Date is hereby extended from “June 8, 2011…” to read “…through June 15th, 2011.”

2.

Effect of Amendment.  In the event of any inconsistency between this Amendment and the provisions of the Agreement, the terms and provisions of this Amendment shall control.

(Signatures begin on following page)

02/16/2011 Page 87

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first set forth above.

“SELLER”

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

“PURCHASER”

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

SRVP

02/16/2011 Page 88

TWENTY-FIRST AMENDMENT TO AGREEMENT
(Draper Peaks Shopping Center)

THIS TWENTY-FIRST AMENDMENT TO AGREEMENT (the “Amendment”) is executed as of the 15th day of June, 2011 by and among DRAPER PEAKS, L.L.C., a Utah limited liability company (“Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation (“Purchaser”). Seller and Purchaser are sometimes collectively referred to in this Agreement as the “Parties” or individually as a “Party”.

RECITALS

A.

Seller and Purchaser executed and delivered a certain letter agreement dated April 27, 2010 and executed the following amendments thereto: June 14, 2010, an Amendment to Agreement; July 29, 2010, a Second Amendment to Agreement; August 18, 2010, a Third Amendment to Agreement; August 30, 2010, a Fourth Amendment to Agreement; September 21, 2010, a Fifth Amendment to Agreement; September 29, 2010, a Sixth Amendment to Agreement; October 12, 2010, a Seventh Amendment to Agreement; October 26, 2010, an Eighth Amendment to Agreement; November 2, 2010, a Ninth Amendment to Agreement; November 11, 2010, a Tenth Amendment to Agreement; December 3, 2010, an Eleventh Amendment to Agreement; January 10, 2011, a Twelfth Amendment to Agreement; February 17, 2011, a Thirteenth Amendment to Agreement; February 23, 2011, a Fourteenth Amendment to Agreement; March 3, 2011, a Fifteenth Amendment to Agreement; and March 9, 2011, a Sixteenth Amendment to Agreement and a Seventeenth Amendment dated May 31, 2011, an Eighteenth Amendment to Agreement dated June 1, 2011, a Nineteenth Amendment dated June 2, 2011 (the “Nineteenth Amendment”); and a Twentieth Amendment to Agreement dated June 8, 2011 (such agreements and amendments being referred to in this Amendment, collectively, as the “Agreement”) pertaining to the sale and purchase of certain real property consisting of the Draper Peaks shopping center located in Draper, Salt Lake County, Utah, as more fully described in the Agreement.

B.

The Parties desire to modify the Agreement such that the Agreement, as modified by this Amendment, shall constitute a binding integrated agreement between the Parties.

C.

Seller still not having satisfied the Outstanding Conditions Precedent as set forth in the Nineteenth Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.

Paragraph 4: The Initial Closing Date is hereby extended from “through June 15, 2011” to read “through June 17, 2011.”

2.

Effect of Amendment. In the event of any inconsistency between this Amendment and the provisions of the Agreement, the terms and provisions of this Amendment shall control.

(Signatures begin on following page)

02/16/2011 Page 89

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first set forth above.

“SELLER”

DRAPER PEAKS, L.L.C., a Utah limited liability company, by its Manager

THE BOYER COMPANY, L.C., a Utah limited liability company

By:

/s/ Devon Glenn

Name:

Devon Glenn

Its:

Manager

“PURCHASER”

INLAND REAL ESTATE ACQUISITIONS, INC., a Delaware corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Its:

SRVP